                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [X] Preliminary Proxy Statement

  [_] Definitive Proxy Statement

  [_] Definitive Additional Materials

  [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ATLANTIC RICHFIELD COMPANY
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          ATLANTIC RICHFIELD COMPANY
- --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

  [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

  [_] $500 per each party to the contrary pursuant to Exchange Act Rule
      14a-6(i)(3).

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    (1) Amount Previously Paid:

- --------------------------------------------------------------------------------

    (2) Form, Schedule or Registration No.:

- --------------------------------------------------------------------------------

    (3) Filing Party:

- --------------------------------------------------------------------------------

    (4) Date Filed:

- --------------------------------------------------------------------------------

PRELIMINARY PROXY
FILED WITH THE SECURITIES
AND EXCHANGE COMMISSION
ON FEBRUARY 28, 1994.


[ARCO LOGO]

ATLANTIC RICHFIELD COMPANY



NOTICE OF 1994
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

                    --------------------------------------
                    PLEASE COMPLETE, SIGN, DATE AND RETURN
                              YOUR PROXY PROMPTLY
                    --------------------------------------

                                                 MONDAY, MAY 2, 1994
                                                 AT 10:00 A.M.
                                                 SHERATON GRANDE HOTEL
                                                 333 SOUTH FIGUEROA STREET
                                                 LOS ANGELES, CALIFORNIA

[ARCO LOGO]

                            ATLANTIC RICHFIELD COMPANY
                            515 South Flower Street
                            Los Angeles, California 90071

March 14, 1994

Dear Stockholder:

It is a pleasure to invite you to join us at the 1994 Annual Meeting of Stockholders in Los Angeles on May 2.

It is important that your shares be voted whether or not you plan to be present at the meeting. Please complete, sign, date and return the enclosed form of proxy promptly. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

This booklet includes the notice of the meeting and the Proxy Statement, which contains information about the formal business to be acted upon by the stockholders. The meeting will also feature a report on the operations of your Company, followed by a question and discussion period. A post-meeting report will be made available to stockholders.

Sincerely,

[SIGNATURE OF LODWRICK M. COOK]

Chairman of the Board and
Chief Executive Officer

[SIGNATURE OF MIKE R. BOWLIN]

President and Chief Operating Officer

[ARCO LOGO]
                           ATLANTIC RICHFIELD COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 2, 1994

The Annual Meeting of Stockholders of Atlantic Richfield Company will be held in the Grande Ballroom of the Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California, on Monday, May 2, 1994, at 10:00 a.m., local time, for the following purposes:

(1) To elect six directors to hold office for a three-year term;

(2) To amend the Certificate of Incorporation to provide for the annual election of Directors;

(3) To amend the Annual Incentive Plan to comply with new tax laws;

(4) To adopt the 1994 Special Incentive Plan;

(5) To approve the appointment of Coopers & Lybrand as independent auditors for the year 1994;

(6) If properly presented, to consider and act upon the stockholders' proposals set forth on pages 23 through 30, which are opposed by the Board of Directors; and

(7) To transact such other business as may properly come before the meeting.

Stockholders entitled to vote at the meeting are holders of record of the Preference Stocks and of the Common Stock at the close of business on March 7, 1994.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT, THEN COMPLETE, SIGN AND DATE THE FORM OF PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED POSTPAID ENVELOPE.

Each stockholder of record will receive a single form of proxy pertaining to all classes of voting stock registered in his or her name. Each participant in any of the various employee benefit plans will also receive a form of proxy pertaining to shares credited to his or her accounts in all plans.

[SIGNATURE OF HOWARD L. EDWARDS]

HOWARD L. EDWARDS                                     Los Angeles, California
Corporate Secretary                                   March 14, 1994

                           ATLANTIC RICHFIELD COMPANY
                            515 SOUTH FLOWER STREET
                         LOS ANGELES, CALIFORNIA 90071

                               ----------------

                                PROXY STATEMENT
                                 MARCH 14, 1994

                               ----------------

                                  INTRODUCTION

The accompanying proxy is solicited by the Board of Directors of Atlantic Richfield Company ("ARCO" or the "Company") for the Annual Meeting of Stockholders. The proxy may be revoked by the stockholder at any time prior to the time it is voted by giving notice of such revocation either personally or in writing to the Corporate Secretary of ARCO. When a proxy is returned properly dated and signed, the shares represented thereby will be voted by the persons named as proxies in accordance with each stockholder's directions. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed and returned without specifying choices, the shares will be voted as recommended by the directors of the Company. As to other items of business which may come before the meeting, the directors will vote in accordance with their best judgment. ARCO has adopted a policy of confidential voting. All proxies, ballots and voting tabulations that identify stockholders shall be kept secret by the independent third party tabulator except in very limited specified circumstances where it is important to protect the interests of the Company and its stockholders.

                               VOTING SECURITIES

All stockholders of record at the close of business on March 7, 1994 are entitled to vote on all business of the meeting. The Company's $3.00 Preference Stock ("$3.00 Preference Stock") is entitled to eight votes per share; the Company's $2.80 Preference Stock ("$2.80 Preference Stock") is entitled to two votes per share; and the Company's Common Stock ("Common Stock") is entitled to one vote per share, all shares voting together as one class. The Company had
       shares of $3.00 Preference Stock,        shares of $2.80 Preference
Stock and             shares of Common Stock outstanding on such record date.
Fractional shares will not be voted. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast shall constitute a quorum.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following is the only group known by the Company to own beneficially more than five percent of any class of the Company's voting securities as of the record date:

  Title of
   Class           Name and Address       Number of Shares   Percent of Class
  --------         ----------------       ----------------   ----------------
Common Stock    The Capital Group, Inc.     8,299,050(a)          5.19%
                333 South Hope Street
                Los Angeles, CA 90071

- --------
(a) According to Schedule 13G dated February 11, 1994 and filed with the Company on February 14, 1994, certain operating subsidiaries of The Capital Group, Inc., exercised investment discretion over various institutional accounts which held as of December 31, 1993, 8,299,050 shares of the issuer. Capital Guardian Trust Company, a bank, and one of such operating companies, exercised investment discretion over 2,557,850 of said shares. Capital Research and Management Company and Capital International, Inc., registered investment advisers, and Capital International Limited and Capital International, S.A., other operating subsidiaries, had investment discretion with respect to 5,612,000; 5,100; 92,600 and 31,500 shares, respectively, of the above shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of Common Stock and the number of shares of common stock of ARCO Chemical Company ("ARCO Chemical Stock") owned beneficially as of February 1, 1994 by each director or nominee and by all directors and executive officers as a group. ARCO Chemical Company ("ARCO Chemical") was a wholly owned subsidiary of ARCO prior to the initial public offering by ARCO Chemical of its common stock in October 1987. At February 1, 1994, ARCO owned 80,000,001 shares of ARCO Chemical Stock, which represented 83.3% of the outstanding ARCO Chemical Stock. None of the directors or nominees, or directors and executive officers as a group, owned any other equity securities of the Company or of ARCO Chemical, except as disclosed in footnotes to the table. As of February 1, 1994, the percentage of shares of any class of equity securities of the Company or of ARCO Chemical beneficially owned by any director or nominee, or by all directors and executive officers as a group, did not exceed 1% of the class so owned. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

                                                                    Shares of Arco
                                       Shares of Common Stock    Chemical Stock owned
                                      owned beneficially as of    beneficially as of
NAME                                   February 1, 1994(a)(b)      February 1, 1994

- -------------------------------------------------------------------------------------
Ronald J. Arnault..................          83,389                      500
Frank D. Boren.....................           3,000                      --
Mike R. Bowlin.....................          66,826(c)                   --
Lodwrick M. Cook...................         140,153(d)                 1,000
Richard H. Deihl...................           3,000                      --
John Gavin.........................           2,000                      --
Hanna H. Gray......................           1,100                      --
Philip M. Hawley...................           1,400                      --
William F. Kieschnick..............          27,202                      --
Kent Kresa.........................           2,000(d)(e)                --
David T. McLaughlin................           1,100                      --
James A. Middleton.................          92,382                    1,000
John B. Slaughter..................           1,000                      --
William E. Wade, Jr. ..............          53,562                      --
Hicks B. Waldron...................           3,070                      --
Henry Wendt........................           2,656                      --
All directors and executive offi-
 cers as a group(f)................         843,887(g)                 4,692

- -------------------------------------------------------------------------------------

(a) Includes shares held by the trustees under the Atlantic Richfield Capital Accumulation Plan II and the Atlantic Richfield Savings Plan II for the accounts of participants.

(b) The amounts shown include shares that may be acquired within 60 days following February 1, 1994 through the exercise of stock options, as follows: Mr. Arnault, 78,298; Mr. Bowlin, 54,922; Mr. Cook, 132,100; Mr. Middleton, 84,700; Mr. Wade, 50,935; and all directors and executive officers as a group, including those just named, 738,407. These amounts include shares subject to options granted pursuant to the 1985 Executive Long-Term Incentive Plan (the "1985 Plan") and pursuant to the Stock Option Plan for Outside Directors. See "Compensation--Compensation of Executive Officers" and "Compensation--Compensation of Directors."

(c) Includes 10,000 shares of restricted Common Stock granted in June 1992 pursuant to the 1985 Plan. Restricted stock includes voting rights and the rights to receive dividends.

(d) Includes 5,817 shares of Common Stock purchased by Mr. Cook on February 16, 1994 and 1,000 shares of Common Stock purchased by Mr. Kresa on February 11, 1994.

(e) Includes options to purchase 1,000 shares of ARCO Common Stock granted on November 1, 1993 at an exercise price of $110.25 per share pursuant to the Stock Option Plan for Outside Directors. While these options became exercisable on December 1, 1993, under the short-swing profit rules a director is precluded from exercising options for a period of six months from date of grant.
                                         (Footnotes continued on following page)

(f) As of February 1, 1994, Mr. Bowlin owned 2,000 shares and Mr. Wade owned 1,000 shares of common stock of Lyondell Petrochemical Company ("Lyondell"), and all directors and executive officers as a group owned a total of 4,301 shares. Prior to ARCO's sale of a majority interest in Lyondell in January 1989, Lyondell was a wholly owned subsidiary of ARCO; at February 1, 1994, ARCO owned 39,921,400 shares of common stock of Lyondell, which represented 49.9% of the outstanding common stock.

(g) Includes 37,216 shares owned jointly by spouses which are subject to shared voting and investment power and 2,135 shares owned beneficially by a spouse or family members. Does not include 722 shares owned by spouses or relatives, as to which shares beneficial ownership is disclaimed.

                             ELECTION OF DIRECTORS

                              Item 1 on Proxy Card

The Board of Directors is currently classified into three classes, each class to be elected for a three-year term. Pursuant to the Certificate of Incorporation as currently in effect, at each annual meeting of stockholders, directors are elected for a three-year term to succeed those directors whose term of office expires at that annual meeting. The Board of Directors has adopted amendments to the Certificate of Incorporation authorizing the annual election of directors, subject to the approval of stockholders as further described on page 18 of this Proxy Statement.


At the request of the Board of Directors, Mr. Cook has agreed to serve as Chairman of the Board until June 1995, two years past the date on which he would normally retire. Mr. James S. Morrison and Mr. Robert E. Wycoff retired June 1, 1993. Mr. William E. Wade, Jr. was elected a director by the Board of Directors on June 28, 1993, effective on that date, for the remainder of Mr. Wycoff's term expiring in 1994. Mr. Kent Kresa was elected a director by the Board of Directors effective on November 1, 1993, for the remainder of Mr. Donald M. Kendall's term expiring in 1994.

Effective at the date hereof, the number of directors constituting the whole Board is fixed at sixteen. The Board of Directors has selected the following nominees recommended by the Nominating Committee for election to a term of three years.

                             Frank D. Boren
                             John Gavin
                             Kent Kresa
                             James A. Middleton
                             John B. Slaughter
                             William E. Wade, Jr.

Directors are to be elected at the annual meeting to hold office for the term specified and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy, the persons named in the accompanying proxy intend to vote for the election of the six nominees listed above.

All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board of Directors recommends. Messrs. Boren, Gavin, Middleton and Slaughter were most recently elected as directors at the annual meeting of stockholders of ARCO in 1991, and Messrs. Wade and Kresa were elected as directors on June 28,1993 and November 1, 1993, respectively.

- --------------------------------------------------------------------------------

The following biographical information is furnished with respect to each of the six nominees for election at the annual meeting and for each of the other 10 directors whose terms will continue after the meeting. The information includes age as of the date of the meeting, present position, if any, with ARCO, period served as director, expiration of term as director, and other business experience during the past five years. Unless otherwise indicated, the description of offices held by the persons below refer to offices with ARCO.

              LODWRICK M. COOK, 65
              Chairman of the Board and Chief Executive Officer
              Director's term expires 1996

              Director since 1980. Chief Executive Officer since October 1985 and Chairman of the Board since January 1986. President (October 1985-December 1985), Chief Operating Officer--Products (May 1984-October 1985) and Executive Vice President (June 1980-May
              1984). Officer of ARCO since 1970. Director of H. F. Ahmanson & Company and its subsidiary, Home Savings of America, Lockheed Corporation and Chairman of the Board of ARCO Chemical Company.


              RONALD J. ARNAULT, 50
              Executive Vice President and Chief Financial Officer Director's term expires 1995

              Director since 1987. Executive Vice President since October 1987, Chief Financial Officer (June 1984-July 1990 and July 1992-Present) and Senior Vice President (June 1980-October
              1987). Officer of ARCO since 1977. Director of ARCO Chemical Company and SunAmerica, Inc.


              FRANK D. BOREN, 59
              Nominee for Director

              Director since 1990. President of Sustainable Conservation since June 1992. President, The Nature Conservancy (January 1987-January 1990), Partner, McNeill Enterprises (real estate) (1980-1986 and January 1990-Present) and Partner in the law firm of Paul, Hastings, Janofsky & Walker (1968-1980).


              MIKE R. BOWLIN, 51
              President and Chief Operating Officer
              Director's term expires 1995

              Director since June 1992. President and Chief Operating Officer since June 1993, Executive Vice President (June 1992-May 1993) and Senior Vice President (July 1985-June 1992). Officer of ARCO since 1984.


              RICHARD H. DEIHL, 65
              Director's term expires 1995

              Director since 1987. Chairman of the Board since 1986, Chief Executive Officer (1983-1993) and President (1983-1986) of H. F. Ahmanson & Company (bank holding company). Chairman of the Board (1983-1993), Chief Executive Officer (1967-1993) and President (1967-1983) of Home Savings of America (bank).


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

              JOHN GAVIN, 63
              Nominee for Director

              Director since 1989. Chairman of Gamma Services International (international consulting services) since January 1990. President of Univisa Satellite Communications (May 1987-December
              1989). Vice President of ARCO (May 1986-May 1987). United States Ambassador to Mexico (April 1981-May 1986). Director of Dresser Industries and Pinkerton, Inc.


              HANNA H. GRAY, 63
              Director's term expires 1996

              Director since 1982. President Emeritus and Harry Pratt Judson Distinguished Professor of History of the University of Chicago since July 1993, President and Professor of History (1978-1993). Director of American Information Technologies (Ameritech), Cummins Engine Company, J. P. Morgan & Company and Morgan Guaranty Trust Company of New York.


              PHILIP M. HAWLEY, 68
              Director's term expires 1996

              Director since 1975. Private consultant since his retirement from Carter Hawley Hale Stores, Inc. (department stores) in April 1993. Chairman and Chief Executive Officer (1983-1993) and President (1977-1983). Director of American Telephone & Telegraph Company, BankAmerica Corp. and its subsidiary Bank of America, N.T.&S.A., Carter Hawley Hale Stores, Inc., Johnson & Johnson and Weyerhaeuser Company.


              WILLIAM F. KIESCHNICK, 71
              Director's term expires 1996

              Director since 1973. Private consultant since his retirement from ARCO on November 1, 1985. President (January 1981-October
              1985) and Chief Executive Officer (May 1982-October 1985) of ARCO. Director of First Interstate Bancorp and Pacific Mutual Life Insurance Company.


              KENT KRESA, 56
              Nominee for Director

              Director since November 1, 1993. Chairman, President and Chief Executive Officer of Northrop Corporation (aerospace) since 1990, President and Chief Operating Officer (1987-1990). Director of Chrysler Corporation.


              DAVID T. MCLAUGHLIN, 62
              Director's term expires 1995

              Director since February 22, 1993. President and Chief Executive Officer of The Aspen Institute (not-for-profit institute) since May 1988. Chairman of The Aspen Institute (1987-1988), President of Dartmouth College (1981-1987). Director of The Chase Manhattan Corporation and its subsidiary Chase Manhattan Bank, N.A., Standard Fusee Corporation and Westinghouse Electric Corporation.


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

              JAMES A. MIDDLETON, 58
              Executive Vice President
              Nominee for Director

              Director since 1987. Executive Vice President since October 1987 and Senior Vice President (June 1981-October 1987). Officer of ARCO since 1980. Director of ARCO Chemical Company and Texas Utilities Company.


              JOHN B. SLAUGHTER, 60
              Nominee for Director

              Director since 1989. President of Occidental College since 1988. Chancellor, University of Maryland (1982-1988). Director of International Business Machines Corporation, Monsanto Company, Avery Dennison Corporation and Northrop Corporation.


              WILLIAM E. WADE, JR., 51
              Executive Vice President
              Nominee for Director

              Director since June 1993. Executive Vice President since June 1993 and Senior Vice President (May 1987-May 1993). Officer of ARCO since 1985. Director of Lyondell Petrochemical Company.


              HICKS B. WALDRON, 70
              Director's term expires 1995

              Director since 1986. Retired as Chairman and Chief Executive Officer of Avon Products, Inc. (cosmetics, jewelry, health care services) on December 31, 1988. Chairman of the Board and Chief Executive Officer (1984-1988), President and Chief Executive Officer (1983-1988), and Director (1980-1988). Director of CIGNA Corporation, Hewlett-Packard Company and Ryder System, Inc.


              HENRY WENDT, 60
              Director's term expires 1996

              Director since 1987. Chairman of the Board of SmithKline Beecham, PLC and its USA subsidiary SmithKline Beecham Corporation (health care products) since July 1989. Chairman of the Board and Chief Executive Officer of SmithKline Beckman Corporation (1987-July 1989), President and Chief Executive Officer (1982-1987), and President and Chief Operating Officer (1976-1982). Director of Beckman Instruments, Inc. and Allergan, Inc.



- --------------------------------------------------------------------------------

                                  COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                                                                    Long Term
                                                                   Compensation
                                                                ------------------
                                     Annual Compensation              Awards
                               -------------------------------- ------------------
                                                      Other     Restricted             All
                                                      Annual      Stock               Other
                                 Salary    Bonus   Compensation   Awards   Options Compensation
    Name & Position       Year    ($)       ($)        ($)         ($)       (#)       ($)
    ---------------       ---- ---------- -------- ------------ ---------- ------- ------------
                                                      (a)(b)       (c)       (d)      (a)(e)
Lodwrick M. Cook          1993 $1,147,740 $560,000   $129,258              36,000    $131,156
Chairman of the Board     1992 $1,102,032 $700,000   $ 67,575              42,100    $133,833
Chief Executive Officer   1991 $1,043,870 $600,000                         39,000

Mike R. Bowlin            1993 $  584,000 $440,000  $ 80,473              48,800    $ 69,290
President                 1992 $  411,621 $350,000   $212,860   $1,135,625 11,248    $ 48,817
Chief Operating Officer   1991 $  354,616 $177,500                          7,901

James A. Middleton        1993 $  650,780 $320,000   $ 38,039              20,000    $ 83,544
Executive Vice President  1992 $  624,864 $400,000   $ 37,910              24,100    $ 72,023
                          1991 $  591,885 $350,000                         19,600

Ronald J. Arnault         1993 $  650,780 $320,000   $ 32,228              20,000    $ 94,942
Executive Vice President  1992 $  624,864 $400,000   $ 20,231              24,100    $ 81,249
Chief Financial Officer   1991 $  591,885 $350,000                         19,600

William E. Wade, Jr.      1993 $  480,164 $250,000   $257,797              27,310    $ 58,781
Executive Vice President  1992 $  406,500 $204,750   $ 18,998              12,250    $ 49,395
                          1991 $  386,154 $193,000                          9,266
- -----------------------------------------------------------------------------------------------

(a) In accordance with the transition provisions applicable to the revised Proxy Rules covering disclosure of executive compensation adopted under the Securities Exchange Act of 1934 (the "Proxy Rules"), amounts of Other Annual Compensation and All Other Compensation are excluded for the Company's 1991 fiscal year.

(b) Includes imputed income in respect of the Long-Term Disability Plan and in respect of interest on relocation loans, tax gross-ups in respect of relocation expense and financial counseling reimbursements and other miscellaneous items, and the amount of incremental interest accrued under the Executive Deferral Plan that exceeds 120% of a specified IRS rate. The relocation expense and financial counseling reimbursements are increased by an amount to cover the state and federal income tax obligations of the recipient associated with the reimbursements, including an additional amount, based on maximum applicable federal and state income tax rates.

(c) In connection with his election as an Executive Vice President, Mr. Bowlin was awarded 10,000 shares of restricted stock on June 22, 1992, which vest on June 22, 1997. The dollar amount shown equals the number of shares of restricted stock multiplied by the fair market value of the Common Stock ("FMV") of $113.5625 per share on the date of grant. As of December 31, 1993, Mr. Bowlin held 10,000 shares of restricted stock, valued at $1,052,500, based on a closing price of $105.25 for Common Stock on such date. Neither of these valuations gives effect to the diminution of value attributable to the restrictions on such stock. Dividends are paid on the restricted stock reported in this column at the same rate as on unrestricted shares.

(d) The Company's 1985 Executive Long-Term Incentive Plan (the "LTIP") provides for the award of stock options and a cash payment in respect of dividend share credits as described in this footnote.

                                         (Footnotes continued on following page)

    Includes option grants under the LTIP made in February 1993, 1992 and 1991, respectively, based on the Company's performance for 1992, 1991 and 1990, respectively. Also includes additional option grants made in June 1993 to Mr. Bowlin and Mr. Wade upon the occasion of their election to the offices of President and Executive Vice President, respectively. Dividend share credits are allocated to an optionee's account whenever dividends are declared on shares of Common Stock. The number of dividend share credits to be allocated on each record date to an optionee's account is computed by multiplying the dividend subject rate per share of Common Stock by the sum of (i) the number of shares subject to outstanding options and (ii) the number of dividend share credits then credited to the optionee's account and dividing the resulting figure by the FMV on such dividend record date. Subject to certain exceptions, when stock options are exercised, surrendered or cancelled, the optionee may receive a cash payment equal to the value of the dividend share credits (FMV of a share of Common Stock on the exercise date multiplied by the number of dividend share credits) allocated to such options. In no event do dividend share credits have any ascertainable market value until the date on which the options in respect of which such credits have been allocated are exercised. Dividend share credits are cancelled upon an optionee's termination of employment under certain specified circumstances.

(e) Includes contributions to the Executive Supplementary Savings Plan, incremental executive medical plan premiums, financial counseling reimbursements and certain amounts in respect of the Executive Life Insurance Plan, as follows:

                                    MR.     MR.      MR.      MR.     MR.
                             YEAR  COOK   BOWLIN  MIDDLETON ARNAULT  WADE
                             ---- ------- ------- --------- ------- -------
   Executive Supplementary   1993 $91,819 $46,671  $52,062  $52,062 $38,383
    Savings Plan             1992 $88,163 $32,930  $49,989  $49,989 $32,520

   Incremental Executive     1993  $6,780  $6,780   $6,780   $6,780  $6,780
    Medical Plan
     premiums                1992  $6,355  $6,355   $6,355   $6,355  $6,355

   Financial Counseling      1993 $16,854 $10,441  $11,891  $12,250  $8,700
    reimbursements           1992 $25,180  $7,175   $8,770   $6,900  $7,310

   Executive Life Insurance
    Plan                     1993 $15,703  $5,398  $12,811  $23,850  $4,918
                             1992 $14,135  $2,357  $ 6,909  $18,005  $3,210

  In 1993 a revised methodology was adopted to calculate certain amounts in respect of the Executive Life Insurance Plan; accordingly, 1992 amounts have been restated to reflect this methodology.

  In addition to the dollar amounts shown in the column, dividend share credits accrued to the accounts of the named executives during 1993 and 1992, respectively, are as follows: Mr. Cook: 7,310; 5,442; Mr. Bowlin:
  3,923; 2,333; Mr. Middleton: 4,720; 3,672; Mr. Arnault: 5,044; 3,994; and
  Mr. Wade: 3,386; 2,563.

                           OPTION GRANTS DURING 1993

                                                                          Potential Realizable Value at
                                                                                     Assumed
                                                                           annual rates of stock price
                                     Individual Grants(a)                appreciation for option term(b)
                      -------------------------------------------------- -------------------------------
                                 % of Total
                      Options Options Granted Exercise
                      Granted  to Employees    Price      Expiration
        Name            (#)       in 1993      ($/Sh)        Date              5%              10%
        ----          ------- --------------- -------- ----------------- --------------- ---------------
Lodwrick M. Cook      36,000       6.3%       $117.625 February 22, 2003      $2,663,100      $6,748,740
Mike R. Bowlin        20,000       3.5%       $117.625 February 22, 2003      $1,479,500      $3,749,300
                      28,800       5.0%       $116.750     June 28, 2003      $2,114,496      $5,358,816
James A. Middleton    20,000       3.5%       $117.625 February 22, 2003      $1,479,500      $3,749,300
Ronald J. Arnault     20,000       3.5%       $117.625 February 22, 2003      $1,479,500      $3,749,300
William E. Wade, Jr.   8,110       1.4%       $117.625 February 22, 2003      $  599,937      $1,520,341
                      19,200       3.4%       $116.750     June 28, 2003      $1,409,664      $3,572,544
Stock Price
  2/22/93 Grant(c)                                                               $191.60         $305.09
  6/28/93 Grant(d)                                                               $190.17         $302.82
All Stockholders(c)                                                      $11,833,000,000 $29,986,000,000
              (d)                                                        $11,744,000,000 $29,763,000,000

- -------
(a) The ten-year options were granted on February 22, 1993 pursuant to the LTIP at an exercise price equal to the FMV on date of grant. These option grants were awarded based on Company and individual performance in 1992. Each option became exercisable as to 50% of the total shares granted on February 22, 1994; the remaining 50% will become exercisable on February 22, 1995. Additionally, ten year options were granted on June 28, 1993 to Messrs. Bowlin and Wade at an exercise price equal to the FMV on date of grant. Options become exercisable as to 50% of the total shares granted on June 28, 1994; the remaining 50% will become exercisable on June 28, 1995. Options and the dividend share credits associated with such options are cancelled upon an optionee's termination of employment under certain specified circumstances. The Compensation Committee has the right, in its sole discretion, to accelerate exercisability of options upon a change of control. See footnotes (d) and (e) to the Summary Compensation Table.
(b) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Proxy Rules and do not necessarily reflect management's assessment of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options and are exclusive of the value, if any, that might be realized in the future in respect of dividend share credits.
(c) Based on total number of common shares outstanding on December 31, 1993 of 159,953,980 and purchase price of $117.625.
(d) Based on total number of common shares outstanding on December 31, 1993 of 159,953,980 and purchase price of $116.750.

         AGGREGATED OPTION EXERCISES IN 1993 AND YEAR-END OPTION VALUES
                           (AS OF DECEMBER 31, 1993)

                                                                       Value of In-the-Money
                                             Number of Unexercised    Unexercised Options at
                                            Options at Year-End(a)        Year-End(b)(c)
                                           ------------------------- -------------------------
                        Shares
                       Acquired    Value
                      on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
        Name              (#)       ($)        (#)          (#)          ($)          ($)
        ----          ----------- -------- ----------- ------------- ----------- -------------
Lodwrick M. Cook           0         0       93,050       57,050       $52,625      $52,625
Mike R. Bowlin             0         0       39,298       54,424      $402,283      $14,060
James A. Middleton         0         0       62,650       32,050      $320,625      $30,125
Ronald J. Arnault          0         0       67,173       32,050      $514,074      $30,125
William E. Wade, Jr.     2,152    $136,247   40,755       33,435      $396,599      $15,313

- --------
(a) Each option carries with it the right to dividend share credits, as described in footnote (d) to the Summary Compensation Table.
(b) FMV of ARCO Common Stock on December 31, 1993 was $105.25.
(c) Set forth below are the amounts that would have been paid in respect of dividend share credits allocable to in-the-money options held at year end:

                       Year-End Dividend Share Credit Values
                     -----------------------------------------
                     Exercisable Options Unexercisable Options
                     ------------------- ---------------------
      Mr. Cook            $194,676             $194,676
      Mr. Bowlin          $590,371              $52,012
      Mr. Middleton       $468,373             $111,441
      Mr. Arnault         $727,394             $111,441
      Mr. Wade            $576,175              $56,646

PERFORMANCE GRAPH*

The graph below compares the cumulative total stockholder return of the Company with the cumulative total return on the S&P 500 Stock Index and a group of eight other peer companies.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN**
                ARCO Common, S&P Composite-500 and Peer Group***


                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           [COMPANY       S&P
(Fiscal Year Covered)        NAME HERE]     500 INDEX    Peer Group
- -------------------          ----------     ---------     ----------
Measurement Pt-12/31/88      $100           $100         $100
FYE 12/31/89                 $144.5         $135.7       $131.6
FYE 12/31/90                 $166.9         $140.3       $127.5
FYE 12/31/91                 $151.1         $156.5       $166.3
FYE 12/31/92                 $170.6         $162.7       $179.0
FYE 12/31/93                 $164.3         $188.1       $197.0



- --------
  * Pursuant to the Proxy Rules, this section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Report on Form 10-K.
 ** Assumes the value of the investment in ARCO Common Stock and each index was
    $100 on December 31, 1988 and that all dividends were reinvested.
*** Peer group includes Amoco, Occidental, Phillips, Unocal, Chevron, Exxon,
    Mobil and Texaco, weighted for market capitalization as of the beginning of each year of the five-year period.

REPORT OF COMPENSATION COMMITTEE*

The Compensation Committee of ARCO's Board of Directors ("the Committee") administers ARCO's executive compensation program. At the meeting held on February 28, 1994, the Committee was composed of the nine non-employee directors listed below, none of whom have ever served as officers of the Company.

Compensation Philosophy

ARCO's executive compensation program is designed to facilitate the long-term success and growth of the Company through the attraction, motivation and retention of outstanding executives. As part of this goal, ARCO seeks to align its compensation programs for senior management with the Company's performance.

The Committee has conducted a full review of ARCO's executive compensation program. The Committee considers various qualitative and quantitative indicators of corporate and individual performance in determining the level of compensation for ARCO's Chief Executive Officer ("CEO") and its other executive officers. The review has included an evaluation of ARCO's performance both on a short and long-term basis. The Committee's review contained an analysis of quantitative measures, such as total return to stockholders, return on stockholders' equity and percent change in operating and net income. The Committee also considered qualitative measures such as leadership, experience, strategic direction, community representation and social responsibility. The Committee has been sensitive to management's maintaining a balance between actions to foster long-term value creation, as well as short-term performance.

The Committee also evaluates total executive compensation in light of the compensation practices and corporate financial performance of an oil industry peer group ("Peer Group"). The Peer Group, composed of a group of eight integrated major oil companies that the Committee believes are comparable to the Company, is the same peer group used in the Performance Graph on page 11 of the Proxy Statement. Depending on the Company's performance relative to the Peer Group and individual performance, the Committee determines appropriate base salary, annual incentive award and long-term incentive award levels for the Company's executives. The Committee does not, however, apply any specific quantitative formulae in arriving at its compensation decisions.

Components of Executive Compensation

Base salaries are set at levels considered appropriate in light of the scope of responsibilities of each executive officer's position. Base salaries are reviewed each year and generally are adjusted relative to individual performance and competitive salaries within the Peer Group.

The CEO and the other executive officers receive incentive compensation awards under the Company's Annual Incentive Plan ("AIP") and the ARCO 1985 Executive Long-Term Incentive Plan ("LTIP"). Awards under the AIP are generally made in February of each year. In accordance with the AIP, bonus award levels are based primarily on ARCO's performance versus that of the Peer Group over the short and long-term. Specific factors taken into consideration included total return to stockholders, change in adjusted net income, return on stockholders' equity and return on capital employed.

The LTIP authorizes the Committee to make awards of stock options with dividend share credits. Annual stock option awards are granted each February at an exercise price equal to the fair market value of Common Stock on the date of grant. Dividend share credits are based on Common Stock dividend payments. See footnote (d) to the Summary Compensation Table. The Committee
- --------
*Pursuant to the Proxy Rules, this section of the proxy statement is not deemed
 "filed" with the SEC and is not incorporated by reference into the Company's Report on Form 10-K.

believes stock options with dividend share credits are an effective long-term award instrument because they focus management's attention on total return to stockholders through share price appreciation and dividend payments. The Committee determines stock option awards based on Company and individual performance. The LTIP also authorizes awards of restricted stock. Although the Committee made one award of restricted stock in 1992, as described in the Summary Compensation Table, it has made no awards of restricted stock since then.

Each year an independent compensation consultant reviews the Company's executive compensation program. The review includes an assessment of the Company's executive compensation recommendations with regard to compensation levels and Company performance relative to the Peer Group. After reviewing the 1993 program, the consultant concluded that ARCO's 1993 executive compensation program was reasonable in view of the Company's short and long-term performance.

Compensation of Chief Executive Officer

In evaluating the compensation of Lodwrick M. Cook, the Company's Chairman of the Board and CEO for the year ended December 31, 1993, the Committee recognized that many of the Company's 1993 goals and objectives were achieved. ARCO's return on stockholders' equity and return on capital employed for 1993 exceeded the Peer Group average and have been number one among the Peer Group for the past five years. However, given the trend of declining crude oil prices in 1993 and ARCO's high leverage relative to crude oil prices compared to the Peer Group, ARCO's net income performance and total return to stockholders trailed the Peer Group average in 1993. ARCO also believes that a significant factor in its below average total return to stockholders over the five year period depicted on page 11 of this Proxy relates to the decline in West Texas Intermediate crude oil price from $17.18 on December 31, 1988 to $14.19 on December 31, 1993. The results of the Company's 1993 exploration program in Alaska were also disappointing.

Based on the Company's performance and compensation philosophy and the uncertain outlook for crude oil prices, in February 1994, the Board approved the following compensation program for Mr. Cook and guidelines for the other named executive officers listed in the Summary Compensation Table (the "NEOs"):

  - No salary increases will be given for 1994. Mr. Cook's annual salary will remain at $1,155,000.

  - Cash bonus awards will be reduced 20% from last year's awards. Mr. Cook was awarded a cash bonus of $560,000, a reduction of $140,000 from last year.

  - Stock option awards are targeted at the middle of the Peer Group's long-term incentive awards. Mr. Cook was awarded 35,900 stock options.* This award level has a lower economic value than the 1993 award.

The Compensation Committee also approved the compensation of ARCO's other executive officers for 1993, following the principles and procedures outlined in this report and specific guidelines for 1994 calling for no salary increases, 20% bonus reductions and reduced LTIP awards. Exceptions are made for individual executives who are promoted.


Omnibus Budget Reconciliation Act of 1993

Section 162(m) of the Internal Revenue Code (the "Code") enacted pursuant to the Omnibus Budget Reconciliation Act of 1993 (the "1993 Act") limits the deductibility to the Company of cash compensation in excess of $1 million paid to the Company's NEOs during any fiscal year, beginning with 1994, unless such compensation meets certain requirements. Following a review of the Company's executive compensation program in light of the requirements of the 1993 Act, the Board approved certain changes in the program in order to provide for the deductibility of awards under the AIP.
- --------
*This number is an estimate; the final number will be furnished as soon as it is available.

The Board has adopted, subject to approval by stockholders, an amendment to the AIP, effective for awards made in 1995 for performance during 1994. The amendment establishes strictly quantitative performance criteria that must be met before bonus payments will be made. The Committee believes that such criteria for the NEOs will provide clear and objective incentives for ARCO's management. A detailed description of the proposed amendment to the AIP is described at page 20 of this Proxy Statement.

The Committee also believes it should retain flexibility to reward executive officers and other key employees for extraordinary contributions which cannot be properly recognized under the highly quantitative terms of the AIP, as amended. As a result, the Board of Directors has adopted a special cash incentive plan (the "1994 Plan"). It is not the intention of the Committee to use the 1994 Plan frequently. The Committee also recognizes that any bonus awards made under the 1994 Plan will be subject to Section 162(m) of the Code and thus not deductible to the extent that they relate to the NEOs and constitute cash compensation in excess of $1 million. Because the Board believes the 1994 Plan is an integral part of its executive compensation program, it will submit the 1994 Plan to stockholders for their approval, as described at page 21 of this Proxy Statement, although there is no requirement to do so.

Should stockholders approve the amendment to the AIP and the 1994 Plan, the Company will have, with its LTIP, an executive compensation incentive program that more directly and quantitatively links executive compensation with Company and individual performance. The Committee believes the AIP, as amended, and the LTIP (which has been amended to comply with the technical requirements of Section 162(m)) will also comply with Section 162(m), allowing the Company to deduct compensation paid to executives under these two plans.

    Henry Wendt, Chairman    Hanna H. Gray      David T. McLaughlin
    Frank D. Boren           Philip M. Hawley   John B. Slaughter
    Richard H. Deihl         Kent Kresa         Hicks B. Waldron

February 28, 1994

Estimated Retirement Benefits

The following table shows estimated annual pension benefits payable to officers and other key employees upon retirement on January 1, 1994 at age 65 under the provisions of the Atlantic Richfield Retirement Plan II and the Supplementary Executive Retirement Plan currently in effect.

 Average Final Earnings
(Average of Highest Three       Approximate Annual Benefit for Years of
Consecutive Years of Base          Membership Service Indicated(a)(b)
   Salary Plus Annual      --------------------------------------------------
 Incentive Plan Awards)    20 Years 25 Years  30 Years   35 Years   40 Years
- -------------------------  -------- -------- ---------- ---------- ----------
       $2,250,000          $692,000 $864,000 $1,037,000 $1,210,000 $1,373,000
        2,000,000           615,000  768,000    922,000  1,075,000  1,220,000
        1,750,000           538,000  672,000    806,000    941,000  1,068,000
        1,500,000           461,000  576,000    691,000    806,000    915,000
        1,250,000           384,000  479,000    575,000    671,000    762,000
        1,000,000           307,000  383,000    460,000    536,000    609,000
          750,000           230,000  287,000    344,000    402,000    456,000
          500,000           153,000  191,000    229,000    267,000    303,000
          250,000            76,000   94,000    113,000    132,000    150,000

- --------
(a) The amounts shown in the above table are necessarily based upon certain assumptions, including retirement of the employee on January 1, 1994 and payment of the benefit under the basic form of allowance provided under the Retirement Plan (payment for the life of the employee only with a guaranteed minimum payment period of 60 months). The amounts will change if the payment is made under any other form of allowance permitted by the Retirement Plan, or if an employee's retirement occurs after January 1, 1994, because the Social Security Integration Level of such employees (one of the factors used in computing the annual retirement benefits) may change during the employee's subsequent years of membership service. The benefits shown are not subject to deduction for Social Security benefits or other offset amounts.
(b) As of December 31, 1993, the credited years of service under the Retirement Plan for the five most highly compensated executive officers were: Mr. Cook, 36.916; Mr. Bowlin, 25; Mr. Middleton, 34.166; Mr. Arnault, 24.666; and Mr. Wade, 25.583.

COMPENSATION OF DIRECTORS

Directors' Fees

Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board or any Board committee. Directors who are not employees of ARCO, including former officers of ARCO who are directors, receive an annual fee of $40,000 and $1,000 for each Board or committee meeting attended. In addition, the Chairmen of the Audit, Compensation and Environment, Health and Safety Committees each receive $18,000 per year and the Chairman of the Nominating Committee receives $5,000 per year. Directors' fees may be deferred pursuant to the Outside Directors' Deferral Plan described below.

Retirement Plan for Outside Directors

The Atlantic Richfield Company Retirement Plan for Outside Directors (the "Outside Directors' Retirement Plan") is an unfunded, non-qualified retirement plan for directors who are not employees of ARCO. They are eligible to participate after serving three years as a member of the Board of Directors. The annual retirement benefit is equal to the director's annual retainer fee immediately preceding the participant's retirement from the Board. The benefit is payable for the period equal to the time the director served on the Board. However, if a director has served for at least 15 years as a member of the Board, the benefit will be paid for the greater of the period described in the preceding sentence or until death. Retired officers of ARCO who are directors participate in the Outside Directors' Retirement Plan commencing three years after their retirement.

Stock Option Plan for Outside Directors

The Atlantic Richfield Company Stock Option Plan for Outside Directors (the "Outside Directors' Plan") provided that in December 1990, when the plan was adopted, ten-year nonqualified stock options to purchase 1,000 shares of Common Stock were granted to each outside director at an exercise price per share equal to the fair market value of Common Stock on the date of grant. Thereafter, each newly elected outside director will be granted ten-year options to purchase 1,000 shares of Common Stock. The number of shares of Common Stock reserved for issuance under the Outside Directors' Plan is 40,000. No options may be granted after December 31, 2000. Dividend share credits are allocated in respect of outstanding options on the same terms on which they are allocated under the LTIP. See "Compensation of Executive Officers--Summary Compensation Table," footnote (d). The Outside Directors' Plan is administered by the Outside Director Stock Option Plan Committee appointed by the Board of Directors. No member of the Board of Directors serves on this committee.

Deferral Plan for Outside Directors

The Atlantic Richfield Company Deferral Plan for Outside Directors (the "Outside Directors' Deferral Plan") was adopted in 1990 to permit outside directors to defer up to 100% of their annual retainer and meeting fees to which they are entitled. In 1993 the outside directors with deferral accounts and the amount of accrued interest exceeding 120% of a specified IRS rate were:
Mr. Gavin: $5,112; Mr. Kresa: $20; Mr. McLaughlin: $648; and Mr. Wendt: $6,963.

                               BOARD OF DIRECTORS

DIRECTORS' MEETINGS

The Board of Directors met ten times during 1993. All of ARCO's directors attended 75% or more of the aggregate of all meetings of the Board of Directors and committees on which they served during 1993.

EXECUTIVE COMMITTEE

The Executive Committee has and may exercise all the authority of the Board of Directors in the management of the business of ARCO in the interim between meetings of the Board of Directors. The Committee met one time in 1993.

The Executive Committee presently consists of Mr. Cook, Chairman, and Messrs. Arnault, Bowlin, Deihl, Hawley, Middleton and Wade.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors reviews and approves compensation plans and such other benefits as it deems advisable, makes recommendations to the Board as to management succession plans and administers the following executive benefit plans of ARCO: the LTIP, the AIP, the Supplementary Executive Retirement Plan and the Executive Supplementary Savings Plan. No member of the Committee is an officer or employee of the Company or a former officer of the Company and no member is eligible to participate in any benefit plan of the Company that is administered by the Committee. The Committee met four times during 1993.

The Compensation Committee presently consists of Mr. Wendt, Chairman, Mrs. Gray and Messrs. Boren, Deihl, Hawley, Kresa, McLaughlin, Slaughter and Waldron.

NOMINATING COMMITTEE

The Nominating Committee of the Board of Directors considers and makes recommendations to the Board as to the number of directors to constitute the whole Board, the names of persons whom it concludes should be considered for Board membership, and makes recommendations as to the selection, tenure and retirement of directors. The Committee met four times during 1993. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted to the Corporate Secretary.

The Nominating Committee presently consists of Mr. Hawley, Chairman, and Messrs. Cook, Kieschnick and Waldron.

AUDIT COMMITTEE

The objectives of the Audit Committee are to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to the Company's financial reporting standards and practices, to determine the adequacy of and promote the Company's continued emphasis on managerial and financial control systems, to maintain open, continuing and direct communication between the Board of Directors and both the Company's independent public accountants and its internal auditors, and to instigate any special investigations of conflicts of interest and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act, as may be warranted. The independent accountants and the internal auditors have full and free access to the Audit Committee and meet with it, with and without management being present, to discuss all appropriate matters. No member of the Committee is an officer or employee of the Company. The Committee met three times in 1993.

The Audit Committee presently consists of Mr. Deihl, Chairman, Mrs. Gray and Messrs. Gavin, Hawley and McLaughlin.

ENVIRONMENT, HEALTH AND SAFETY COMMITTEE

The Environment, Health and Safety Committee of the Board of Directors reviews and assesses the Company's policies, procedures and practices relating to (i) the protection of the environment and the health and safety of employees, customers, contractors and the public, (ii) compliance with applicable laws and regulations and (iii) development of Company environmental, health and safety goals and objectives. The Committee also makes recommendations to the Board as to such policies, procedures and practices. No member of the Committee is an officer or director of the Company. The Committee met three times in 1993.

The Environment, Health and Safety Committee presently consists of Mr. Kieschnick, Chairman, and Messrs. Boren, Kresa, Slaughter, Waldron and Wendt.

PROPOSAL FOR ADOPTION OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION--ANNUAL
                       ELECTION OF THE BOARD OF DIRECTORS

                              Item 2 on Proxy Card


The Board of Directors has adopted a resolution declaring the advisability of an amendment to the Certificate of Incorporation of the Company to authorize the annual election of the Board of Directors. The Certificate currently divides the Board into three classes of directors. Directors are elected for three year terms with one class elected each year. As amended, the Certificate will provide that in future years, as directors' terms expire, all directors will be elected each year at the Annual Meeting of Stockholders. The proposed amendment is attached hereto as Appendix A. The discussion hereunder is qualified in its entirety by reference to Appendix A.

In 1985, the Company changed its state of incorporation from Pennsylvania to Delaware. The new state of incorporation provided for classifying the Board into three classes. At the time the stockholders were asked to approve the re-incorporation, the Board stated that "a classified Board will help to ensure the continuity and stability of the Company's management and policies in the future, since a majority of the directors at any given time will ordinarily have prior experience as directors of the Company."

In 1993, the stockholders voted on a stockholder proposal urging that the Board take the necessary steps to declassify the Board. The Board of Directors recommended a vote against the proposal, and stated the following reasons in support of its recommendation.

  "A classified board guarantees that a significant majority of the Board will have experience with the business affairs and operations of the Company. A classified board permits the Company to attract and retain prominent and well-qualified individuals who are able to commit the time and resources to understand the Company and its operations. The continuity and quality of leadership that results from the classified board creates long-term value for the stockholders.

  A classified board reduces the possibility of a sudden and surprise change in majority control of the Board. The provision also has the effect of impeding disruptive and inequitable tactics that have become relatively common corporate takeover practices. In the event of a hostile takeover attempt, the fact that approximately two-thirds of the Board members have tenure for more than a year permits bargaining for the best terms and the highest value of the stock of the Company."

At the 1993 Annual Meeting of Stockholders, 34.6 percent of the votes cast were in favor of the stockholder proposal to declassify the Board.

This stockholder proposal was refiled for inclusion in the 1994 Proxy. The proponents have agreed to withdraw their proposal if the ARCO Board agrees to recommend the annual election of directors. In their supporting statement, the proponents stated:

  "The Board of Directors of ARCO is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board of Directors is not in the best interests of the Company and its shareholders. The elimination of the staggered board would require each director to stand for election annually. This procedure would allow shareholders an opportunity to annually register their views on the performance of the board collectively and each director individually. Concerns that the annual election of all directors would leave the Company without experienced board members in the event that all incumbents are voted out is unfounded. If the owners should choose to replace the entire board, it would be obvious that the incumbent directors' contributions were not valued."

The Board is of the opinion that the advantages of a classified board set out in its earlier statements still exist. However, the Board also acknowledges that a significant number of stockholders voted last year to declassify the Board, and recognizes that many institutional stockholders now believe that annual election of all directors is appropriate. The Board does not believe that the advantages of a classified board are sufficient to offset the disadvantages of being at odds with a large percentage of stockholders. The Board believes that the issue should be decided by the stockholders. Delaware law provides that before an amendment to the Certificate of Incorporation may be submitted to the stockholders for their vote, the Board of Directors must declare the advisability of the amendment. In discharge of this requirement, the Board has passed the necessary resolution and formally recommends an affirmative vote.

Adoption of the proposed amendment to the Certificate of Incorporation will require the affirmative vote of two-thirds of the outstanding shares of Common Stock together with the holders of the Preference Stocks, voting together as one class, entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

             PROPOSAL TO AMEND THE COMPANY'S ANNUAL INCENTIVE PLAN

                              Item 3 on Proxy Card

The 1993 Act applies to cash bonus plans such as the AIP, in respect of the tax deductibility by a company of compensation expense that exceeds $1 million for the NEOs. In order to qualify as deductible compensation expense, a cash bonus plan must include objective rather than subjective performance standards.

Following adoption of the 1993 Act, the Compensation Committee of the Board determined it was in the best interests of the Company to amend the AIP to include performance standards that meet the requirements of the 1993 Act and recommended such action to the Board. In February 1994, the Board amended the AIP, subject to stockholder approval, commencing with awards that will be made in February 1995 for performance in fiscal year 1994. Accordingly, the Board of Directors is requesting the stockholders to approve this amendment. Following is a summary of this amendment, which summary is qualified in its entirety by reference to Appendix B.

Prior to adoption of this amendment, the AIP required the Compensation Committee to compare selected performance criteria to that of a peer group. The Compensation Committee retained discretion to select the criteria, to determine the size of the awards and to weigh the factors used. The Committee considered various quantitative and qualitative indicators of corporate performance in determining bonus awards.

In accordance with the requirements of the 1993 Act, the AIP, as amended, establishes a specific performance measure and a formula for establishing the maximum size of the bonus awards for the NEOs. Maximum target award levels are set for each participant, expressed as a percentage of base salary, at approximately the 50th percentile of the Peer Group's bonus awards. The Peer Group, made up of Amoco, Chevron, Exxon, Mobil, Occidental, Texaco, Phillips and UNOCAL, is the same group of comparable companies used by the Compensation Committee in determining executive compensation. The performance measure selected is ARCO's three-year simple average return on stockholders' equity ("ROSE"). A three-year simple average ROSE recognizes the long-term investment structure of the oil industry and also mitigates the effects of sharp swings in year-to-year results.

ARCO's three-year ROSE will be compared to the simple average of the three-year ROSE of the Peer Group ("Peer Group ROSE"). To the extent ARCO's ROSE exceeds the Peer Group ROSE, the percentage of the target award level earned will be adjusted proportionally upward; to the extent ARCO's ROSE is less than the Peer Group ROSE, the maximum award level earned will be reduced proportionally; in the event ARCO's ROSE is less than 75% of the Peer Group ROSE, no awards will be paid out. For example, if ARCO's ROSE is 12% and the Peer Group ROSE is 10%, then 120% of the target award levels will be paid out; on the other hand, if ARCO's ROSE is 8% and the Peer Group ROSE is 10%, then 80% of the target levels will be paid out. If ARCO's ROSE is 7.4% and the Peer Group ROSE is 10%, then no bonus payments will be made.

Maximum total award payouts will also be adjusted based on the size of the funding pool. The funding pool will be limited by the AIP to 2% of adjusted net income. Adjusted net income is defined as after tax operating income as adjusted to exclude non-routine or "special" items.

After the maximum award payouts have been calculated according to the above methodology, the Compensation Committee will review the amounts in light of Company and individual performance. The Compensation Committee will have no discretion to increase award payouts to NEOs, above the maximum amounts, but will retain discretion to lower award payouts to NEOs following this review.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                 PROPOSAL TO ADOPT 1994 SPECIAL INCENTIVE PLAN

                              Item 4 on Proxy Card

As previously described in the Report of Compensation Committee at page 12 of the Proxy Statement, the Compensation Committee has recommended to the Board of Directors, and the Board has adopted, subject to stockholder approval, the 1994 Special Incentive Plan (the "1994 Plan"), applicable to awards made in 1995 and thereafter for fiscal years 1994 and thereafter. Accordingly, the Board of Directors is requesting the stockholders to approve the 1994 Plan. Following is a summary of the 1994 Plan, which summary is qualified in its entirety by reference to Appendix C.

The Board has determined to submit the 1994 Plan to stockholders for their approval, even though such approval is not required. The Committee believes it should have the flexibility to make bonus awards to executive officers and other key employees to recognize individual performance. The Committee recognizes that any award made to an NEO whose total annual compensation exceeded $1 million might not be deductible as a compensation expense for tax purposes. It is not the intention of the Committee to use the 1994 Plan frequently to make awards to NEOs.

The Committee has also proposed amending the AIP to provide that bonuses paid thereunder are performance-based, as described at page 20 of this Proxy Statement. The Committee intends to make annual bonus awards pursuant to the performance-based program contained in the AIP, as amended. The Committee believes, however, the 1994 Plan is necessary to allow it to reward individual performance that cannot be recognized adequately under the terms of the strictly quantitative performance-based bonus program alone.

The 1994 Plan is subject to an annual funding limit of $3.5 million. To the extent that awards made in any year do not exceed the funding limit, any funds allocated to the pool will revert to general corporate funds.

The Board believes that these guidelines and limits will protect against abuse of the Committee discretion in making awards under the 1994 Plan. The Committee also believes that adoption of the 1994 Plan is appropriate in connection with adoption of the performance-based formula amendments to the AIP. Finally, the Board believes the existence of the 1994 Plan will provide added incentive for executive performance beneficial to the stockholders.

REQUIRED VOTE

The amendment will be approved if it receives the affirmative vote of a majority of the shares of Common Stock and Preference Stock of the Company represented in person or by proxy at the meeting voting together as one class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ADOPTION OF THE 1994 PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

          PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS

                              Item 5 on Proxy Card

The Board of Directors has appointed Coopers & Lybrand, Certified Public Accountants, to audit the financial statements of ARCO and its consolidated subsidiaries for the year 1994. Coopers & Lybrand has acted in this capacity for many years. Since June 1987 Coopers & Lybrand has also acted as the independent auditor for ARCO Chemical. In addition, since July 1988 Coopers & Lybrand has acted as the independent auditor for Lyondell and since October 1993 of the Company's wholly-owned subsidiary, Vastar Resources, Inc. From time to time Coopers & Lybrand also performs consulting work for ARCO and its subsidiaries. The firm has no other relationship with ARCO or any of its subsidiaries except the existing professional relationships of Certified Public Accountants.

Representatives of Coopers & Lybrand will be present at the meeting and will have the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

The proposal will be approved if it receives the affirmative vote of a majority of votes of the shares represented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                            STOCKHOLDERS' PROPOSALS

                              Item 6 on Proxy Card

The following stockholder proposals have been submitted for a vote of the stockholders at the Annual Meeting. The proposals and proponents' statements in support thereof are set forth on the following pages along with the Company's reasons for recommending a vote AGAINST each proposal. To be adopted, each proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting.

                                   PROPOSAL A

                             Item 6A on Proxy Card

                         PUBLIC ENVIRONMENTAL REPORTING

Management has been advised that the American Baptist Home Mission Society, Valley Forge, Pennsylvania, the owner of 2,500 shares, and seven co-filers consisting of six religious organizations holding 35,744 shares and one foundation holding 2,000 shares intend to submit the following proposal at the meeting:

WHEREAS WE BELIEVE: The responsible implementation of sound environmental policy increases long-term shareholder value by increasing efficiency, decreasing clean-up costs, reducing litigation, and enhancing public image and product attractiveness;

Adherence to public standards for environmental performance gives a company greater public credibility than is achieved by following standards created by industry alone for itself. In order to maximize public credibility and usefulness, such standards also need to reflect what investors and other stockholders want to know about the environmental records of their companies;

Standardized environmental reports will provide shareholders with useful information which allows comparisons of performance against uniform standards and comparisons of progress over time. Companies can also attract new capital from investors seeking investments that are environmentally responsible, responsive, progressive, and which minimize the risk of environmental liability.

AND WHEREAS: The Coalition for Environmentally Responsible Economies (CERES) -- which comprises large institutional investors with $150 billion in stockholdings (including shareholders of this Company), public interest representatives, and environmental experts -- consulted with dozens of corporations and produced comprehensive public standards for both environmental performance and reporting. Over 50 companies have endorsed the CERES Principles
- -- including the Sun Company, a Fortune 500 company -- to demonstrate their commitment to public environmental accountability.

In endorsing the CERES Principles, a company commits to work toward:

1. Protection of the biosphere
2. Sustainable use of natural resources
3. Waste reduction & disposal
4. Energy conservation
5. Risk reduction
6. Safe products and services
7. Environmental restoration
8. Informing the public
9. Management commitment
10. Audits and reports

The full text of the CERES Principles and the accompanying CERES Report Form are available from CERES, 711 Atlantic Avenue, Boston MA 02110, tel: 617/451-0927.

Concerned investors are asking the Company to be publicly accountable for its environmental impact, including collaboration with this corporate, environmental, investor, and community coalition to develop (a) standards for environmental performance and disclosure; (b) appropriate goals relative to these standards; (c) evaluation methods and tools for measurement of progress toward these goals; and (d) a format for public reporting of this progress.

We believe this request is consistent with regulation adopted by the European Community for companies' voluntary participation in verified and publicly-reported eco-management and auditing.

RESOLVED: Shareholders request the Company to prepare a report at reasonable cost and omitting proprietary information, describing company programs, progress, and future plans relative to the CERES Principles, and using the standard CERES Report Form as a guide.

                       STATEMENT OF PROPOSING STOCKHOLDER

We believe that investors and customers are expecting comprehensive and impartial environmental reports by business, as a sign of corporate commitment to environmental excellence. Without this public scrutiny, corporate environmental policies and reports lack the critical component of adherence to standards set not only by management but also by other stakeholders. Shareholders are invited to support this resolution, to encourage our Company to demonstrate environmental leadership and account for its environmental impact.

                RECOMMENDATION OF DIRECTORS AGAINST THE PROPOSAL

THE BOARD OF DIRECTORS ASKS THAT YOU VOTE NO ON THIS PROPOSAL. The proposal is substantially similar to proposals included in the Company's 1990, 1991, 1992 and 1993 proxy statements which were overwhelmingly rejected each year.

CERES, as distinct from some of its members, including the five co-filers of this proposal, is not an ARCO stockholder. CERES, as an entity, has no financial or ownership interest in ARCO, but would nonetheless seek comprehensive oversight of reports that ARCO might make to the public and review of ARCO activities and operations. CERES seeks from ARCO extensive data which it could then use or publicize without regard to the wishes of other stockholders or management. Should ARCO accede to the proposal, it would be required to embark on a complex reporting regimen generally not required of its competitors or other companies. The Company believes that the CERES reporting format is unduly complex, lengthy, not individualized in any way, and rigid. The Company also believes the reporting requirements proposed by CERES are totally inappropriate. The format is long, complicated, ambiguous and makes no allowance for variations in individual businesses like ARCO. Moreover, only the small number of publicly owned companies that have entered into agreements with CERES are required to report. The Company views the CERES proposal as discriminatory and completely unacceptable.

ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                   PROPOSAL B

                             Item 6B on Proxy Card

                       ENVIRONMENTAL LIABILITY DISCLOSURE

Management has been advised that Nancy Aries and Elliott Sclar, holding 50 shares, intend to submit the following proposal on behalf of Friends of the Earth at the meeting:

Whereas, the U.S. Securities and Exchange Commission ("SEC") requires publicly-held corporations to disclose potential environmental liabilities to shareholders;

Whereas, ARCO, in its SEC reports, lists instances of potential environmental liability that may accrue to the company in pollution and toxic waste cleanup activities, proposed government actions, fines, and litigation;

Whereas, it is unclear how much additional environmental liability, cleanup responsibility, and remediation costs may exist at ARCO facilities beyond those presently reported; Therefore, be it

RESOLVED: That the shareholders of ARCO, assembled in annual meeting in person and by proxy, request that the Board of Directors prepare a brief report explaining ARCO policy on SEC environmental reporting, also explaining how the company now determines which environmental liabilities, cleanup responsibilities, and remediation costs to disclose to shareholders.

REASONS: A Price Waterhouse survey of securities issuers in 1992 found that as many as 62% of the responding companies had known environmental liability exposures that were not yet recorded in financial statements. In addition, in the U.S. oil industry, there have been recent disclosures of leaking petroleum and petrochemical facilities nationwide.

Government regulators and some industry officials now state that underground hydrocarbon plumes, petrochemical pollution, and related leakage are likely to be found throughout the U.S. petroleum industry. In some cases, groundwater contamination and long-term cleanup may be involved, public health concerns may arise, and extensive compensation or real estate buy outs may also be required. ARCO, for example, has been implicated in a number of hydrocarbon clean-up cases.

                       STATEMENT OF PROPOSING STOCKHOLDER

In E. Chicago, Indiana, at a former ARCO refinery, ARCO is engaged in a cleanup of millions of gallons of leaked petroleum floating on groundwater beneath the 280-acre former refinery. In Los Angeles, ARCO is one of five oil companies negotiating with the LAX Fuel Corporation at the Los Angeles International Airport over clean-up costs for a leaked underground petroleum plume at a fuel terminal previously operated by the oil companies.

In 1993 litigation over responsibility for hydrocarbon plumes beneath East Coast facilities formerly owned by ARCO, memoranda and internal documents surfaced in court which showed that ARCO knew about certain underground leaks and plumes for some years but did not disclose such information to shareholders or public officials.

While the financial sums involved in individual cases such as these may not be of a magnitude in themselves to affect the financial soundness of the company, in the aggregate, such cases may add up to significant liabilities over time that shareholders should be informed about. There are also other potential costs and consequences arising from such cases--either individually or collectively--that may affect the economic future of the company, such as negative public opinion, potential loss of market share, and erosion of stock value resulting from one or more long-term exposure.

ARCO shareholders, in evaluating the company's operations and its continued economic prospects, need to receive the best possible information on the company's current assets and liabilities, including prospective environmental liabilities, as reasonably as these can be assembled and forecast.

For these reasons and others, it is imperative that management issue a brief report explaining the company policy and methodology for reporting environmental liabilities--including, but not limited to--those required by the SEC, as well as others which cumulatively could effect the company's asset-to-liability ratio, its public reputation, its stock performance, and its market value.

If you AGREE, please mark your proxy FOR this resolution.

                RECOMMENDATION OF DIRECTORS AGAINST THE PROPOSAL

THE BOARD OF DIRECTORS ASKS THAT YOU VOTE NO ON THIS PROPOSAL. The SEC has had in place for a number of years extensive and detailed regulations governing the disclosure of liabilities, including environmental liabilities, cleanup responsibilities and remediation costs to a registrant's stockholders in the annual and quarterly reports required to be filed with the SEC ("SEC Reports"). In recent years the SEC has taken actions and issued interpretative releases that have resulted in expanded environmental disclosures by publicly reporting companies. These expanded disclosures include quantification of effects on the registrant's future financial condition or results of operations of its being designated a "potentially responsible party" ("PRP") at a Superfund site (Release No. 33-6835 (the "Release")) and expanded disclosure of certain environmental expenditures that can be anticipated in the future, although not presently required (Staff Accounting Bulletin No. 92 ("SAB 92")). In addition to this interpretative guidance, the SEC has also had in place a program to review disclosures in the "Management's Discussion and Analysis" section ("MD&A") of the SEC Reports. Most recently, this review program has focused on MD&A disclosures contained in the routine filings of SEC Reports, including those filed by ARCO; previously, the review had targeted specific industries or specific filings made in connection with equity or debt financings.

ARCO, in response to the actions of the SEC described above, expanded the environmental disclosures included in its 1993 SEC Reports and its audited financial statements for the year ended December 31, 1993 ("1993 Financials") to include a number of additional disclosures regarding environmental liabilities. This expanded disclosure is included in the 1993 Annual Report to Stockholders being sent to stockholders along with this Proxy Statement. ARCO's policy has always been to comply with all SEC disclosure rules regarding environmental liability, and the Company believes that its 1993 Financials, along with other disclosures regarding environmental liabilities included in its Report on Form 10-K for the year ended December 31, 1993 ("1993 10-K"), fully comply with the SEC's disclosure rules, as interpreted by the Release and SAB 92. The Company believes that the disclosures included in the 1993 10-K and 1993 Financials provide the information that stockholders require to evaluate the Company's environmental liabilities.

Some of proponents' concerns, as expressed, contain factual inaccuracies. The Company does not believe, however, that this Proxy Statement is the appropriate forum for correcting these inaccuracies; rather, the Company refers its stockholders to the 1993 Annual Report to Stockholders and the 1993 10-K for an accurate picture of the Company's environmental liabilities and obligations. Furthermore, the Company believes that the SEC's rules and regulations regarding environmental liabilities and obligations of registrants, when implemented in SEC Reports, provide thorough and adequate disclosure to a Company's stockholders, enabling them to evaluate a Company's operations and continued economic prospects.

For these reasons, the Company recommends a vote of NO on this proposal.

ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                   PROPOSAL C

                             Item 6C on Proxy Card

                          HEALTH AND SAFETY REPORTING

Management has been advised that the Tri-State Carpenters and Joiners Pension Trust Fund, holding 3,800 shares, intends to submit the following proposal at the meeting:

WHEREAS: Increased investor concerns over company track records on corporate responsibility has led individual and institutional investors to develop performance criteria on health and safety, the environment and other matters;

WHEREAS: The responsible implementation of policies which enhance health & safety increases long-term shareholder value by increasing productivity, decreasing clean-up and downtime costs from accidents, reducing litigation, enhancing public image and product attractiveness, and attracting new capital from socially conscious investors;

WHEREAS: Standardized reporting of health & safety policies, the degree to which those policies have been achieved and the impact of those policies on the Company's long-term financial performance, employees and surrounding communities, will provide shareholders with useful information which allows comparisons of performance against uniform standards and comparisons of progress over time.

THEREFORE BE IT RESOLVED: That the shareholders of Atlantic Richfield Company ("Company") advise the Board of Directors of the Company to develop and publish a sound, comprehensive health & safety policy, consistent with applicable laws and regulations, that addresses the concerns of shareholders, employees and communities. The health & safety policy should be accompanied by a report analyzing the long-term impact of the health & safety policy on the Company's competitiveness and shareholder value, employees and surrounding communities. This report shall not reveal any proprietary information and shall be prepared at reasonable cost. Both the health & safety policy and the accompanying report shall be presented to the shareholders no later than the 1995 annual meeting of shareholders.

                       STATEMENT OF PROPOSING STOCKHOLDER

The Company itself experienced a major industrial accident in 1990 when an explosion and fire ripped through ARCO Chemical's Channelview, Texas plant. Seventeen workers were killed in the accident. The Occupational Safety and Health Administration charged ARCO with over 300 "willful violations" and fined the Company $3.5 million.

In response to an unacceptable level of industrial accidents in the petrochemical industry, the U.S. Department of Labor commissioned a study of the problem and issued final rules on process safety management on February 24, 1992. These new regulations are applicable to the Company's operations and require changes in the manner in which plants are operated.

The manner in which new OSHA requirements for employee training, certification of such training and employee input into process safety management are implemented will have a profound impact on the degree to which health & safety is increased. In turn, improved health & safety increases long-term shareholder value by raising productivity, decreasing clean-up and downtime costs from accidents, reducing litigation, enhancing public image and product attractiveness, and attracting new capital from socially conscious investors.

Investor concerns over the level of industrial accidents in the industry, the impact of new OSHA regulations, and the importance of health and safety performance on the financial performance of the Company justifies the adoption of a sound, comprehensive health & safety policy accompanied by an explanatory report. We urge your support for this proposal.

                RECOMMENDATION OF DIRECTORS AGAINST THE PROPOSAL

THE BOARD OF DIRECTORS ASKS THAT YOU VOTE NO ON THIS PROPOSAL. The proponents seek to impose standardized reporting of health and safety policies, the degree to which those policies have been achieved, and the impact of those policies. The Company's policy is to comply with the numerous federal, state and local regulations regarding health and safety that are applicable to the Company's operations. Moreover, the Company believes that an emphasis on health and safety, in the words of the proponents, "rais[es] productivity, decreas[es] cleanup and downtime costs from accidents, reduc[es] litigation [and] enhanc[es] public image." Proponents imply, by requiring the Company to "develop and publish a sound, comprehensive health & safety policy, consistent with applicable laws and regulations," that the Company does not have any such policies. Because the Company has had health and safety policies in place for the past 20 years and believes that these policies are sound, comprehensive and consistent with all applicable laws and regulations, it believes it would be duplicative and unnecessary for stockholders to approve proponents' proposal.

Proponents' reference to the 1990 explosion and fire at ARCO Chemical's plant in Channelview, Texas implies that they continue to have concerns that the Company has not sufficiently addressed. The Company believes it has taken appropriate actions in response to the accident and summarized them in the 1992 Annual Report at page 25: "ARCO's concern for matters of health and safety underwent a revitalization in 1991 and 1992 because of management's concern that overall safety performance was not measuring up to ARCO standards.... In
1992, the company increased its emphasis on contractor safety programs." The Company went on to describe its increased process safety management in all operations.

As described in this Proxy Statement, the Company has, and has had since 1990, an Environment, Health and Safety Committee of its Board of Directors (the "EH&S Committee") that oversees and reviews the Company's health and safety policies. The Company also conducts audits to look at both management systems and compliance with health and safety laws and regulations; results of these audits are reviewed with the EH&S Committee. For a number of years, the Company has included in its Annual Report a section devoted to reporting on its health and safety policies and issues; it is included at page 20 of the 1993 Annual Report to Stockholders that accompanies this Proxy Statement.

For these reasons, the Company believes it adequately reports to its stockholders on its health and safety policies and that any additional report is unnecessary.

ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                   PROPOSAL D

                             Item 6D on Proxy Card

                     EQUAL EMPLOYMENT OPPORTUNITY REPORTING

Management has been advised that Franklin Research and Development Corporation, holding 157 shares, intends to submit the following proposal at the meeting:

We believe there is a strong need for corporate commitment to equal employment opportunity. We also believe a clear policy of opposing all forms of discrimination is a sign of a socially responsible corporation. Since a substandard Equal Employment Opportunity record leaves a company open to expensive legal action, poor employee morale and even the loss of certain business, it is in the company's and shareholder's interests to have information on our company's equal employment record available. By publicizing our standards, we serve as an example to companies with whom we do business;

We share the concerns of the 1991 United States Congressional Civil Rights and Glass Ceiling Acts that "...additional remedies under Federal law are needed to deter harassment and intentional discrimination in the workplace...women and minorities remain underrepresented in management and decision making positions in business." We support the statement, "We continue to find that if the CEO is committed to ensuring diversity, it can happen," as published in the U.S. Labor Department's report "Pipelines of Progress".

We believe issues related to Equal Employment Opportunity and Affirmative Action are important to shareholder value. Our goal is to encourage our Board of Directors and Chief Executive Officer to improve our corporation's Equal Employment record and that of their industry.

As a major employer we are in a position to take the lead in ensuring that women and minority employees receive fair employment opportunities and promotions. We believe a report containing the basic information requested in this resolution keeps the issue high on management's agenda and reaffirms our public commitment to Equal Employment Opportunity and programs responsive to the concerns of women and minorities.

The report requested asks for information already gathered for the purpose of complying with government regulations. The format of the report requested is not the central question. Different companies use different styles in telling their story to shareholders. Capital Cities/American Broadcasting Company, Bristol-Myers and Travellers produced a substantial magazine style report. Campbell Soup produced a straightforward four page document.

RESOLVED: The shareholders request the Board to prepare a report at reasonable cost, available to shareholders and employees reporting on the following issues. This report, which may omit confidential information, shall be available by September 1994.

1. A chart identifying employees according to their sex and race in each of the nine major Equal Employment Opportunity Commission defined job categories for 1991, 1992, 1993 listing either numbers or percentages in each category.

2. A summary description of any Affirmative Action policies and programs to improve performances, including job categories where women and minorities are underutilized.

3. A description of any policies and programs oriented specifically toward increasing the number of managers, who are qualified females and/or belong to minorities.

4. A general description of how our company publicizes our company's affirmative action policies and programs to merchandise suppliers and service providers.

5. A description of any policies and programs utilizing the purchase of goods and services from minority- and/or female-owned business enterprises.

                       STATEMENT OF PROPOSING STOCKHOLDER

Proponents did not furnish any statement supporting their proposal.

                RECOMMENDATION OF DIRECTORS AGAINST THE PROPOSAL

THE BOARD OF DIRECTORS ASKS THAT YOU VOTE NO ON THIS PROPOSAL. Proponents request a report covering five items regarding affirmative action reporting. At the same time, proponents acknowledge that "The report requested asks for information already gathered for the purpose of complying with government regulations." The Company does not believe that a request for a report duplicative of reports required by law--and so acknowledged by the proponents-- should be approved by stockholders. Furthermore, the Company's policy is to comply with all applicable governmental regulations, including the compiling and filing of mandated reports. As part of this duplicative report, proponents seek a description of certain affirmative action policies adopted by the Company, apparently in order to "keep the issue [of affirmative action] high on management's agenda." The Company already has made a public commitment to programs "responsive to the concerns of women and minorities." The Company has for a number of years included statements evidencing its commitment to affirmative action issues in its Annual Report. In its 1992 Annual Report to Stockholders, the Company stated at page 27:

  "Along with ARCO's investments in minority education and drive to increase purchases from minority and women-owned businesses, ARCO works to shape a future work force that is reflective of the population. In hiring and promotion programs, the company seeks out qualified female and minority candidates. In addition, the company is committed to ensuring that no individual will be discriminated against on the basis of a disability. Increasing the number of women and minorities in mid-to-senior levels of management is also stressed throughout the company."

Moreover, in the 1993 Annual Report to Stockholders, which accompanies this Proxy Statement, the Company reaffirms its public commitment to affirmative action concerns and issues such as those specifically described by proponents. At page 19 the Company states:

  "ARCO has also continued its community efforts through a drive to increase purchases from minority and women-owned businesses. Despite tightened budgets, ARCO has maintained a strong emphasis on these business-based programs.... Along with working through its hiring programs to shape a diverse work force that is reflective of the population, ARCO is increasing diversity awareness through training programs, starting with managers....
  ARCO has long sought qualified female and minority candidates in its hiring and promotional programs. In addition, the company is committed to ensuring that no individual will be discriminated against on the basis of a disability."

Accordingly, because the Company believes it already complies with proponents' request for affirmative action reports, the Company does not think it appropriate or necessary for stockholders to approve this proposal requiring duplicative reports.

ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

                               VOTING PROCEDURES

The vote required for the election of directors is the affirmative vote of the plurality of votes of the shares represented at the meeting. Unless authority to vote for any director is withheld in the proxy, votes will be cast in favor of election of the nominees. Votes withheld from election of directors are counted as votes "against" election of directors. The vote required for amendment to the Certificate of Incorporation is two-thirds of the outstanding shares entitled to vote at the meeting. The vote required for the approval of the amendment to the AIP, the adoption of the 1994 Plan and the approval of stockholders' proposals is the affirmative vote of a majority of votes of the shares represented at the meeting. If no vote is marked with respect to any matter, the shares will be voted in accordance with the Board of Directors' recommendations. Broker non-votes, if any, will not be counted as shares present at the meeting in respect of each matter voted upon. The percent of votes cast as to each matter is calculated by dividing the number of each of the votes "for," "against," and "abstaining" by the total number of shares represented at the meeting. All shares of Common Stock and Preference Stocks vote together as one class.

Certain of ARCO's employee benefit plans, including the CAP Plan II and the Savings Plan II, in which officers have account balances, permit plan participants to direct the plan trustees how to vote the Common Stock allocated to their accounts. The trustee for each such plan will vote all shares of Common Stock for which no participant directions are received in the same proportion as all those shares of Common Stock for which directions are received. As to shares formerly held in the ARCO PAYSOP and currently held under one of the capital accumulation plans of ARCO, of ARCO Chemical or of Lyondell, the trustee will not vote those shares of Common Stock for which participant voting instructions are not received unless instructed as to how to vote such shares by the Company, ARCO Chemical, or Lyondell, as the case may be.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, during the fiscal year ended December 31, 1993, the Company's officers and directors complied with all applicable Section 16(a) filing requirements. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers and directors and their written representations that such reports accurately reflect all reportable transactions and holdings.

                               PROXY SOLICITATION

The expense of soliciting proxies will be paid by ARCO. The Company has retained Hill and Knowlton, Inc. to solicit proxies at an estimated fee of $20,000, plus expenses. Some of the officers and other employees of ARCO also may solicit proxies personally, by telephone and by mail, if deemed appropriate.

                 STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

Stockholder proposals intended to be presented at the 1995 Annual Meeting must be received by November 14, 1994. Such proposals should be addressed to the Corporate Secretary.

                        ADDITIONAL INFORMATION AVAILABLE

The Company files an Annual Report on Form 10-K with the Securities and Exchange Commission. Stockholders may obtain a copy of this report (without exhibits), without charge, by writing to the Investor Relations Department, 515 South Flower Street, Los Angeles, CA 90071 (Telephone (213) 486-3710).

By order of the Board of Directors

[SIGNATURE OF HOWARD L. EDWARDS]

Howard L. Edwards
Corporate Secretary

Los Angeles, California
March 14, 1994

                                                                      APPENDIX A

                   AMENDMENT OF CERTIFICATE OF INCORPORATION
                     TO PROVIDE FOR THE ANNUAL ELECTION OF
                       MEMBERS OF THE BOARD OF DIRECTORS


  It is proposed that Section A of Article VI, entitled "Directors" is hereby amended to eliminate the requirement to classify the Board of Directors into three classes with each director to be elected for three year terms and to substitute a provision requiring all Directors to be elected annually, so said Section A shall read as follows:


    "A. Except as otherwise fixed by or pursuant to the provisions of Article IV relating to the rights of the holders of any class or series of stock having a preference over the Common Stock, the number of directors of the Company shall be fixed from time to time by or pursuant to the By-Laws of the Company. Each director elected prior to 1994 shall hold office for the term of years for which that director was elected, and each director elected after January 1, 1994 shall hold office until the next annual meeting of stockholders and until that director's successor is elected and qualified or until that director's earlier resignation or removal."

                                                                      APPENDIX B

                                AMENDMENT NO. 1
                                       TO
                           ATLANTIC RICHFIELD COMPANY
                             ANNUAL INCENTIVE PLAN

                               ----------------

  Pursuant to authority contained in resolutions adopted by the Board of Directors on February 28, 1994 and subject to the approval of the holders of the majority of the shares of the Company at the next regularly scheduled meeting of the stockholders of the Company, the following amendment is hereby made to the Atlantic Richfield Company Annual Incentive Plan (the "Plan") with respect to plan years commencing on and after January 1, 1994.

  1. Subparagraphs (n), (o), (p), (q), (r), (s) and (t) shall be added to
Section 2 of the Plan to read as follows:
  "(n) "Average Shareholders' Equity" means, for a corporation, the average of shareholders equity at the end of the year in question and at the end of the immediately preceding year.
   (o) "Adjusted Net Income" means after-tax income as adjusted to exclude the following non-routine or "special" items:
       .Accounting changes, extraordinary items, gain or loss on disposal of a discontinued operation and/or unusual items as reported under Accounting Principles Board Opinion No. 30
       .LIFO profits and/or the elimination of inter-division profits
       .Gains or losses from the issuance or retirement of financial instruments
       .Gains or losses from the sale and/or write-down or write-off of assets .Legal settlements, judgments, and/or tax audit claims
       .Deferred tax effect of statutory tax rate changes
       .Environmental remediation costs associated with nonoperating sites .Reorganization or restructuring charges
       .Out-of-period adjustments in excess of $5 million (after-tax)
       .Other non-routine items having a cumulative income impact of $1 million or more for the year (after-tax)
   (p) "Return on Shareholders' Equity or ROSE" means, with respect to a corporation, the percentage computed by dividing Adjusted Net Income by Average Shareholders' Equity.
   (q) "Average Return on Shareholders' Equity or Average ROSE" means the simple average of a corporation's Return on Shareholders' Equity during the immediately three preceding fiscal years.
   (r) "Comparison Corporations or Comparison Group" means AMOCO Corporation, Chevron Corporation, Exxon Corporation, Mobil Corporation, Occidental Corporation, Phillips Petroleum Company, Texaco Inc. and Unocal Corporation.
   (s) "Comparison Group Average Return on Shareholders' Equity or Comparison Group Average ROSE" means the simple average of the Average Return on Shareholders' Equity for each member of the group of Comparison Corporations during the immediately three preceding fiscal years.
   (t) "Base Salary" means the annualized amount of a Participant's regular biweekly wages, effective as of December 31 of the year immediately preceding the calendar year immediately prior to the calendar year in which the Award Date occurs, paid by the

      Company for the Participant's personal service, excluding all extra pay such as overtime, premiums, bonuses and other allowances."

  2. Section 5 of the Plan shall be amended to read as follows:

  "SECTION 5. DETERMINATION OF AWARDS FUND

  (a) CORPORATE PERFORMANCE CRITERIA. As soon as possible following the close of each Plan Year the Committee shall compare the Company's Average ROSE with the Comparison Group Average ROSE for the Plan Year. Subject to the additional performance criteria described under Subparagraphs (b) and (c), awards described under the schedule in Subparagraph (b)(2) shall be paid as follows:

    (1) If the Company's Average ROSE equals the Comparison Group Average ROSE, an Award equal to the percentage of Base Salary described in Subparagraph (b)(2), under the column entitled "Applicable Percentage" shall be paid to each executive in the grade level described in Subparagraph (b)(2), under the column entitled "Salary Grade" opposite such percentage.

    (2) If the Company's Average ROSE exceeds the Comparison Group Average ROSE, the Award determined under Subparagraph (1) of this paragraph shall be increased by an amount equal to the percent by which the ARCO Average ROSE exceeds the Comparison Group Average ROSE.

    (3) If the Company's Average ROSE is less than the Comparison Group Average ROSE but at least seventy-five percent (75%) of the Comparison Group Average ROSE, the Award determined under Subparagraph (1) of this paragraph shall be decreased by an amount equal to the percent by which the Comparison Group Average ROSE exceeds the Company's Average ROSE.

    (4) If the Company's Average ROSE is less than seventy-five percent (75%) of the Comparison Group Average ROSE, no awards will be payable under the Plan with respect to that Plan Year.

  (b) INDIVIDUAL AWARD LEVELS:

    (1) Subject to any modifications pursuant to Subparagraphs (a), (c) and/or (d), each participant shall be granted an Award equal to the percent of Base Salary listed opposite the Salary Grade Level which he or she holds, as described under the Schedule of Award Levels under Subparagraph
  (2) of this paragraph.

    (2) Schedule of Award Levels:

               SALARY GRADE           APPLICABLE PERCENTAGE
               ------------           ---------------------
       Chief Executive Officer (E0)            65%
       Chief Operating Officer (E0)            60%
       Executive Vice President (E1)           55%
                    E2                         35%
                    E3                         25%
                    E4                         20%
                    10                         15%
                     9                         15%

    (3) Award Levels as determined in Subparagraph (2) of this paragraph are based upon the 50th percentile of bonuses paid by the Comparison Corporations. The Applicable Percentage will be modified, as necessary, to achieve this objective.

  (c) AWARDS FUND LIMITATION. In no event may the aggregate dollar amount of Awards granted during a Plan Year exceed two percent (2%) of the Company's Adjusted Net Income for the immediately preceding Plan Year. To the extent that the determination of Awards under Subparagraphs (a) and (b) would result in an amount exceeding two percent (2%) of the Company's Adjusted Net Income, each individual Award shall be reduced proportionately, with the result that the total Awards Fund shall be an amount equal to two percent (2%) of Adjusted Net Income.

  (d) INDIVIDUAL AWARD MODIFICATIONS:

    (1) In addition to reductions resulting from the application of Subparagraphs (a) and/or (c), the Award of any Participant may be reduced from the amount determined under the Applicable Percentage described in Subparagraph (b)(2), as determined to be appropriate by the Committee based on the individual's performance or any other criteria deemed relevant by the Committee. The amount of any such reduction shall be forfeited to the Company.

    (2) The Award of each named executive officer in the Summary Compensation Table of the Company's Proxy Statement relating to the immediately preceding calendar year may not exceed the amount determined pursuant to Subparagraph (b), as limited by application of Subparagraphs (a) and/or
  (c).

    (3) The Award of any Participant other than a Participant described under Subparagraph (2) of this paragraph may be increased, in the sole discretion of the Committee, from the amount determined pursuant to Subparagraph (b), as limited by application of Subparagraphs (a) and/or (c).

    (4) In no event may the Award of any Participant exceed an amount equal to two hundred percent (200%) of the amount determined by application of the Schedule of Award levels under Subparagraph (b)(2).

  (e) BASIS FOR CALCULATIONS. All calculations described in this Section 5 shall be based on the audited financial statements of each of the Comparison Corporations, to the extent these are publically available, or on the income statement and balance sheet and dividend payments as reported to stockholders, or otherwise publicly available."

  3. Section 6 of the Plan shall be amended to read as follows:
    "(a) All Awards shall be paid in cash in a single payment in the year in which granted, except as provided in the following subparagraph.
     (b) Prior to the commencement of each Plan Year, prospective Participants shall be afforded the right to elect irrevocably to defer all or a portion or portions of the payment of their Awards for the Plan Year pursuant to the terms and conditions of the Atlantic Richfield Executive Deferral Plan."

  Executed this    day of       , 1994.

ATTEST                                    ATLANTIC RICHFIELD COMPANY

By:__________________________________     By:__________________________________
                                                       John H. Kelly
                                                      Vice President
                                                      Human Resources

                                                                      APPENDIX C

                             SPECIAL INCENTIVE PLAN

SECTION 1. PURPOSE

  The purpose of this Plan is to provide annual cash awards to those executives who have made a significant individual contribution or achievement which furthers the success of the Company.

SECTION 2. DEFINITIONS

  When used in the Plan, the following terms shall have the following meanings:

    (a) AWARD means an award to a participant pursuant to Section 6 of the Plan.

    (b) AWARDS FUND means the aggregate amount of money available for Awards under the Plan for a Plan Year pursuant to Section 5 of the Plan.

    (c) BOARD means the Board of Directors of Atlantic Richfield Company.

    (d) COMMITTEE means the Compensation Committee of the Board of Directors of the Company.

    (e) COMPANY means Atlantic Richfield Company, its successors and assigns, and its Subsidiaries.

    (f) EMPLOYEE means an employee of the Company.

    (g) PARTICIPANT means, with respect to a Plan Year, an Employee who has been granted an Award under the Plan for such Plan Year.

    (h) PLAN means the Special Incentive Plan as set forth herein and as may be amended from time to time.

    (i) PLAN YEAR means the calendar year ending December 31, 1994, and each subsequent calendar year during the continuance of the Plan.

    (j) SUBSIDIARY means any corporation, the majority of the voting stock of which, or any partnership or joint venture, the majority of the profits interest or capital interest of which, is owned directly or indirectly by the Company.

SECTION 3. ADMINISTRATION

  (a) The Committee shall have full power and authority to construe, interpret and administer the Plan and to make rules and regulations subject to the provisions of the Plan. All decisions, actions, determinations, or interpretations of the Committee shall be made in its sole discretion and shall be final, conclusive and binding on all parties. No officer, employee or beneficiary shall have any right to participate in the Plan or to receive payment of any Award, or portion of an Award, except, and subject to such terms and conditions, as the Committee may have determined in accordance with the provisions of the Plan.

  (b) The Committee shall consist of at least three members, each of whom shall be appointed by, and remain in office for the term specified by, the Board. Any member of the Committee may resign at any time.

  (c) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him, or on his behalf, in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee, and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan unless arising out of such person's own fraud or bad faith.

SECTION 4. ELIGIBILITY FOR PARTICIPATION

  (a) Any Employee who has served as a director, officer or in another key position at any time during a Plan Year is eligible for selection by the Committee to receive an Award with respect to that Plan Year. No member of the Committee may be selected to receive an Award under the Plan.

  (b) All questions regarding eligibility shall be resolved by the Committee in its sole discretion.

  (c) The Committee may make an Award to an Employee (or his or her beneficiary or estate) who has terminated service with the Company prior to the end of a Plan Year if the Committee determines that such Employee has made an outstanding contribution to the Company during the Plan Year.

SECTION 5. DETERMINATION OF AWARDS FUND

  There shall be a fund of $3.5 million available for payment of Awards during 1994 and each Plan Year thereafter. There shall be no carryover of unused funds from one Plan Year to another Plan Year.

SECTION 6. ALLOCATION AND GRANTING OF AWARDS

  (a) All Awards shall be paid in cash in a single payment in the year in which granted, except as provided in the following paragraph.

  (b) Prior to the commencement of each Plan Year, any prospective Participant shall be afforded the right to elect irrevocably to defer all or a portion or portions of the payment of any Award he or she may receive during the Plan Year, subject to the terms and conditions of the Atlantic Richfield Executive Deferral Plan.

SECTION 7. NON-ASSIGNABILITY AND FORFEITURE

  All Awards are contingent in nature until paid and shall not be assignable or transferable voluntarily or by operation of law.

SECTION 8. GENERAL PROVISIONS

  (a) The Company intends to establish a grantor trust to aid in accumulating the amounts necessary to pay any amount awarded to any Participant for any Plan Year, or any Award deferred pursuant to Section 6 or any interest credited thereon. All Awards, and any interest credited thereon, shall be paid from the general funds of the Company to the extent not paid from the grantor trust. Under no circumstances shall a Participant or other person have any interest whatsoever in any particular property or assets of the Company as a result of this Plan or any Award made thereunder.

  (b) Nothing in this Plan shall confer upon an Employee any right to continue in the employ of the Company or shall interfere with or restrict in any way the right of the Company to discharge an Employee at any time for any reason whatsoever, with or without good cause.

  (c) Awards will not be considered as compensation for the purpose of any other benefit plans maintained by the Company, except as provided in the Atlantic Richfield Supplementary Executive Retirement Plan and the Atlantic Richfield Executive Long Term Disability Plan.

  (d) The Company shall have the right to withhold from salary or otherwise, any Federal, State, local or foreign taxes required to be withheld with respect to payment of any Award or interest credited thereon.

SECTION 9. AMENDMENT, SUSPENSION OR TERMINATION

  The Board may suspend, terminate or amend the Plan. Amendment, suspension or termination of the Plan shall not alter the amount or payment of any Award made prior to such amendment, suspension or termination.

SECTION 10. EFFECTIVE DATE

  The effective date of the Plan is February 28, 1994, subject to approval of the holders of the majority of the shares of the Company at the next regularly scheduled meeting of the stockholders of the Company.

                     GRAPHIC MATERIAL CROSS-REFERENCE PAGE

Photos of the Directors and Nominees for Directors appearing to the left of each respective name and description of offices held are shown on pages 4 through 6.

              (INITIAL MAILING OF PROXY STATEMENT AND PROXY CARD
                     TO RECORD STOCKHOLDERS AND EMPLOYEES)
- --------------------------------------------------------------------------------

                                                                            0184
[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- -------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.
- --------------------------------------------------------------------------------
1. Election of Directors.
      (see reverse)                  FOR           WITHHELD
                                     [_]             [_]

For, except vote withheld from the following nominee(s):

- -----------------------------------------------------------

2. Authorize Annual Election         FOR           AGAINST         ABSTAIN
   of Directors.                     [_]             [_]             [_]

3. Amend Annual Incentive Plan.
                                     [_]             [_]             [_]

4. Authorize 1994 Special            FOR           AGAINST         ABSTAIN
   Incentive Plan.                   [_]             [_]             [_]

5. Approval of appointment of
   Coopers & Lybrand as              [_]             [_]             [_]
   independent auditors.
===============================================================================
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- -------------------------------------------------------------------------------
6A. Public Environmental             FOR           AGAINST         ABSTAIN
    Reporting                        [_]             [_]             [_]

6B. Environmental
    Liability Disclosure             [_]             [_]             [_]

6C. Health and Safety
    Reporting                        [_]             [_]             [_]

6D. Equal Employment
    Opportunity Reporting            [_]             [_]             [_]
- -------------------------------------------------------------------------------

SIGNATURE(S)_______________________DATE____
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Change of Address/ Comments on Reverse Side.  [_]
- -------------------------------------------------------------------------------

              Please carefully detach here and return this proxy
                        in the enclosed reply envelope.

                                                         THIS IS YOUR PROXY.
                                                       YOUR VOTE IS IMPORTANT.
[ARCO LOGO]

    DEAR STOCKHOLDER:

    The annual meeting of stockholders of Atlantic Richfield Company will be held on May 2, 1994. We urge you to promptly sign, date and return the proxy card in the envelope provided.

- --------------------------------------------------------------------------------
[ARCO LOGO]
PROXY

                          ATLANTIC RICHFIELD COMPANY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR THE ANNUAL MEETING MAY 2, 1994
The undersigned hereby constitutes and appoints Ronald J. Arnault, Mike R. Bow-lin and Francis X. McCormack, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, Califor-nia on Monday, May 2, 1994, and at any adjournments thereof, on all matters coming before said meeting, including (1) the election of six directors, (2) the approval to amend the Certificate of Incorporation to provide for the an-nual election of Directors, (3) the approval to amend the Annual Incentive Plan, (4) the approval to adopt the 1994 Special Incentive Plan, (5) the ap-proval of the appointment of Coopers & Lybrand as independent auditors for the year 1994 and (6) the consideration of the stockholders' proposals.

Nominees for election as director:           COMMENTS OR CHANGE OF ADDRESS

      Frank D. Boren                     --------------------------------------
      John Gavin
      Kent Kresa                         --------------------------------------
      James A. Middleton
      John B. Slaughter                  --------------------------------------
      William E. Wade, Jr.
                                         --------------------------------------
                                         (If you have written in the above
                                         space, please mark the corresponding
                                         box on the reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
                                                                  -----------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                  -----------
- -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

CCUL--WHITE--H-H

                   (FOLLOW-UP MAILING TO RECORD STOCKHOLDERS)
- --------------------------------------------------------------------------------

                                                                            0184
[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- -------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.
- --------------------------------------------------------------------------------
1.  Election of Directors.             FOR          WITHHELD
       (see reverse)                   [_]            [_]

For, except vote withheld from the following nominee(s):

- ---------------------------------------------------------

2.  Authorize Annual Election          FOR          AGAINST          ABSTAIN
    of Directors.                      [_]            [_]              [_]

3.  Amend Annual Incentive Plan.
                                       [_]            [_]              [_]

4.  Authorize 1994 Special             FOR          AGAINST          ABSTAIN
    Incentive Plan.                    [_]            [_]              [_]

5.  Approval of appointment of
    Coopers & Lybrand as
    independent auditors.              [_]            [_]              [_]
===============================================================================
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- --------------------------------------------------------------------------------
6A. Public Environmental               FOR          AGAINST          ABSTAIN
    Reporting                          [_]            [_]              [_]

6B. Environmental
    Liability Disclosure               [_]            [_]              [_]

6C. Health and Safety
    Reporting                          [_]            [_]              [_]

6D. Equal Employment
    Opportunity Reporting              [_]            [_]              [_]
- -------------------------------------------------------------------------------

SIGNATURE(S)_______________________DATE____
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Change of Address/ Comments on Reverse Side.  [_]
- -------------------------------------------------------------------------------

              Please carefully detach here and return this proxy
                        in the enclosed reply envelope.

                                                      THIS IS YOUR PROXY.
                                                    YOUR VOTE IS IMPORTANT.

[ARCO LOGO]

     DEAR STOCKHOLDER:

     The annual meeting of stockholders of Atlantic Richfield Company will be held on May 2, 1994 and the time before the meeting is short.

     Several important proposals are being voted on, and we strongly encourage the participation of all our stockholders at the meeting.

     If you have not voted, we urge you to promptly sign, date and return the duplicate proxy card in the envelope provided.

- --------------------------------------------------------------------------------
[ARCO LOGO]
PROXY

                           ATLANTIC RICHFIELD COMPANY
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 2, 1994
The undersigned hereby constitutes and appoints Ronald J. Arnault, Mike R. Bow-lin and Francis X. McCormack, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, Califor-nia on Monday, May 2, 1994, and at any adjournments thereof, on all matters coming before said meeting, including (1) the election of six directors, (2) the approval to amend the Certificate of Incorporation to provide for the an-nual election of Directors, (3) the approval to amend the Annual Incentive Plan, (4) the approval to adopt the 1994 Special Incentive Plan, (5) the ap-proval of the appointment of Coopers & Lybrand as independent auditors for the year 1994 and (6) the consideration of the stockholders' proposals.

Nominees for election as director:           COMMENTS OR CHANGE OF ADDRESS
      Frank D. Boren
      John Gavin                         --------------------------------------
      Kent Kresa
      James A. Middleton                 --------------------------------------
      John B. Slaughter
      William E. Wade, Jr.               --------------------------------------

                                         --------------------------------------
                                         (If you have written in the above
                                         space, please mark the corresponding
                                         box on the reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
                                                                  -----------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                  -----------
- -------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

BROKERS $2.80 CUMULATIVE CONVERTIBLE PREFERENCE STOCK (BLUE)
- -------------------------------------------------------------------------------
[ARCO LOGO]
PROXY
                           ATLANTIC RICHFIELD COMPANY
                 $2.80 CUMULATIVE CONVERTIBLE PREFERENCE STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 2, 1994
The undersigned hereby constitutes and appoints Ronald J. Arnault, Mike R. Bow-lin, Francis X. McCormack, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, California on Monday, May 2, 1994, and at any adjournments thereof, on all matters coming be-fore said meeting, including (1) the election of six directors, (2) the ap-proval to amend the Certificate of Incorporation to provide for the annual election of Directors, (3) the approval to amend the Annual Incentive Plan, (4) the approval to adopt the 1994 Special Incentive Plan, (5) the approval of the appointment of Coopers & Lybrand as independent auditors for the year 1994 and
(6) the consideration of the stockholders' proposals.

Nominees for election as director:           COMMENTS OR CHANGE OF ADDRESS
      Frank D. Boren
      John Gavin                         -------------------------------------
      Kent Kresa
      James A. Middleton                 -------------------------------------
      John B. Slaughter
      William E. Wade, Jr.               -------------------------------------

                                         -------------------------------------
                                         (If you have written in the above
                                         space, please mark the corresponding
                                         box on the reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
                                                                  -----------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                  -----------
- -------------------------------------------------------------------------------

CCUL--BLUE--H-H

- -------------------------------------------------------------------------------

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- -------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.
- -------------------------------------------------------------------------------
1.  Election of Directors.             FOR         WITHHELD
        (see reverse)                  [_]            [_]

For, except vote withheld from the following nominee(s):

- ---------------------------------------------------------

2.  Authorize Annual                   FOR         AGAINST         ABSTAIN
    Election of Directors.             [_]           [_]             [_]

3.  Amend Annual Incentive Plan.       [_]           [_]             [_]

4.  Authorize 1994 Special             FOR         AGAINST         ABSTAIN
    Incentive Plan.                    [_]           [_]             [_]

5.  Approval of appointment of
    Coopers & Lybrand as               [_]           [_]             [_]
    independent auditors.
===============================================================================
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- --------------------------------------------------------------------------------
6A. Public Environmental               FOR         AGAINST         ABSTAIN
    Reporting                          [_]           [_]             [_]

6B. Environmental
    Liability Disclosure               [_]           [_]             [_]

6C. Health and Safety
    Reporting                          [_]           [_]             [_]

6D. Equal Employment
    Opportunity Reporting              [_]           [_]             [_]
- -------------------------------------------------------------------------------

SIGNATURE(S)________________________DATE____
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Change of Address/ Comments on Reverse Side.  [_]
- -------------------------------------------------------------------------------

BROKER'S COMMON STOCK (GRAY)
- -------------------------------------------------------------------------------
[ARCO LOGO]
PROXY
                    ATLANTIC RICHFIELD COMPANY--COMMON STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 2, 1994

The undersigned hereby constitutes and appoints Ronald J. Arnault, Mike R. Bow-lin and Francis X. McCormack, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, Califor-nia on Monday, May 2, 1994, and at any adjournments thereof, on all matters coming before said meeting, including (1) the election of six directors, (2) the approval to amend the Certificate of Incorporation to provide for the an-nual election of Directors, (3) the approval to amend the Annual Incentive Plan, (4) the approval to adopt the 1994 Special Incentive Plan, (5) the ap-proval of the appointment of Coopers & Lybrand as independent auditors for the year 1994 and (6) the consideration of the stockholders' proposals.

Nominees for election as director:          COMMENTS OR CHANGE OF ADDRESS
      Frank D. Boren
      John Gavin                        -------------------------------------
      Kent Kresa
      James A. Middleton                -------------------------------------
      John B. Slaughter
      William E. Wade, Jr.              -------------------------------------

                                        -------------------------------------
                                        (If you have written in the above
                                        space, please mark the corresponding
                                        box on the reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
                                                                  -----------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                  -----------
- -------------------------------------------------------------------------------

CCUL--GRAY--H-H

- -------------------------------------------------------------------------------

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- -------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.
- -------------------------------------------------------------------------------
1.  Election of Directors.             FOR         WITHHELD
       (see reverse)                   [_]            [_]

For, except vote withheld from the following nominee(s):

- ---------------------------------------------------------

2.  Authorize Annual                   FOR         AGAINST         ABSTAIN
    Election of Directors.             [_]           [_]             [_]

3.  Amend Annual Incentive Plan.       [_]           [_]             [_]

4.  Authorize 1994 Special             FOR         AGAINST         ABSTAIN
    Incentive Plan                     [_]           [_]             [_]

5.  Approval of appointment of
    Coopers & Lybrand as
    independent auditors.              [_]           [_]             [_]
===============================================================================
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- --------------------------------------------------------------------------------
6A. Public Environmental               FOR         AGAINST         ABSTAIN
    Reporting                          [_]           [_]             [_]

6B. Environmental
    Liability Disclosure               [_]           [_]             [_]

6C. Health and Safety
    Reporting                          [_]           [_]             [_]

6D. Equal Employment
    Opportunity Reporting              [_]           [_]             [_]
- -------------------------------------------------------------------------------

SIGNATURE(S)________________________DATE____
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Change of Address/ Comments on Reverse Side. [_]
- -------------------------------------------------------------------------------

BROKERS $3.00 CUMULATIVE CONVERTIBLE PREFERENCE STOCK (GREEN)
- -------------------------------------------------------------------------------
[ARCO LOGO]
PROXY
                           ATLANTIC RICHFIELD COMPANY
                 $3.00 CUMULATIVE CONVERTIBLE PREFERENCE STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 2, 1994
The undersigned hereby constitutes and appoints Ronald J. Arnault, Mike R. Bow-lin and Francis X. McCormack, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Sheraton Grande Hotel, 333 South Figueroa Street, Los Angeles, Califor-nia on Monday, May 2, 1994, and at any adjournments thereof, on all matters coming before said meeting, including (1) the election of six directors, (2) the approval to amend the Certificate of Incorporation to provide for the an-nual election of Directors, (3) the approval to amend the Annual Incentive
Plan, (4) the approval to adopt the 1994 Special Incentive Plan, (5) the ap-proval of the appointment of Coopers & Lybrand as independent auditors for the year 1994 and (6) the consideration of the stockholders' proposals.

Nominees for election as director:          COMMENTS OR CHANGE OF ADDRESS
      Frank D. Boren
      John Gavin                        -------------------------------------
      Kent Kresa
      James A. Middleton                -------------------------------------
      John B. Slaughter
      William E. Wade, Jr.              -------------------------------------

                                        -------------------------------------
                                        (If you have written in the above
                                        space, please mark the corresponding
                                        box on the reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
                                                                  -----------
                                                                  SEE REVERSE
                                                                      SIDE
                                                                  -----------
- -------------------------------------------------------------------------------

CCUL--GREEN--H-H

- -------------------------------------------------------------------------------

[_] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- -------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.
- -------------------------------------------------------------------------------
1.  Election of Directors.             FOR         WITHHELD
      (see reverse)                    [_]            [_]

For, except vote withheld from the following nominee(s):

- ---------------------------------------------------------

2.  Authorize Annual                   FOR          AGAINST        ABSTAIN
    Election of Directors.             [_]            [_]            [_]

3.  Amend Annual Incentive Plan.       [_]            [_]            [_]

4.  Authorize 1994 Special             FOR          AGAINST        ABSTAIN
    Incentive Plan.                    [_]            [_]            [_]

5.  Approval of appointment of
    Coopers & Lybrand as               [_]            [_]            [_]
    independent auditors.
===============================================================================
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     AGAINST PROPOSALS 6A, 6B, 6C AND 6D.
- --------------------------------------------------------------------------------
6A. Public Environmental               FOR          AGAINST        ABSTAIN
    Reporting                          [_]            [_]            [_]

6B. Environmental
    Liability Disclosure               [_]            [_]            [_]

6C. Health and Safety
    Reporting                          [_]            [_]            [_]

6D. Equal Employment
    Opportunity Reporting              [_]            [_]            [_]
- -------------------------------------------------------------------------------

SIGNATURE(S)________________________DATE____
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Change of Address/ Comments on Reverse Side. [_]
- -------------------------------------------------------------------------------

TO BE MAILED IN INITIAL MAILING OF PROXY STATEMENT AND PROXY CARD TO BANKS AND BROKERS
- -------------------------------------------------------------------------------

   [ARCO LOGO]

   Dear Stockholder:

   The annual meeting of stockholders of Atlantic Richfield Company will be held on May 2, 1994.

   Several important proposals are being voted on, and we strongly encourage the participation of all our stockholders at this meeting.

   We urge you to promptly sign, date and return the enclosed proxy card in the envelope provided.

                                                                         1
- -------------------------------------------------------------------------------

FOLLOW-UP MAILING TO BANKS AND BROKERS.
- -------------------------------------------------------------------------------
   [ARCO LOGO]

   Dear Stockholder:

   Time is short. . .

   The annual meeting of stockholders of Atlantic Richfield Company will be held on May 2, 1994 and the time before the meeting is short.

   Several important proposals are being voted on, and we strongly encourage the participation of all our stockholders at this meeting.

   Because your shares are held in the name of your broker or bank we have no way of knowing whether you have already voted your shares. If you have not yet voted, we ask you to please take time now to sign, date and mail the enclosed proxy card. A postage-paid envelope has been provided for your convenience.

                                                                          2
- -------------------------------------------------------------------------------